Exhibit 10.28
[5-Year Agreement]                                                EXECUTION COPY

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                                CREDIT AGREEMENT

                           Dated as of March 22, 2000

                                      among

                               ALBERTSON'S, INC.,

                              BANK OF AMERICA, N.A.

                            as Administrative Agent,

                               WACHOVIA BANK, N.A.

                              as Syndication Agent,

                                  BANK ONE, NA,

                             as Documentation Agent,

                           FIRST UNION NATIONAL BANK,
                         UNION BANK OF CALIFORNIA, N.A.,
                       U.S. BANK NATIONAL ASSOCIATION, and
                             WELLS FARGO BANK, N.A.,

                           as Senior Managing Agents,

                          FIRST SECURITY BANK, N.A. and
                           THE NORTHERN TRUST COMPANY,

                                as Managing Agent

                                       and

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                   Arranged by


                         Banc of America Securities LLC,

                               Sole Lead Arranger
                              and Sole Book Manager

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                                TABLE OF CONTENTS

Section                                                                     Page

ARTICLE I DEFINITIONS 1

1.01       Certain Defined Terms...............................................1
1.02       Other Interpretive Provisions......................................14
1.03       Accounting Principles..............................................15

ARTICLE II THE CREDITS........................................................16

2.01       Amounts and Terms of Commitments...................................16
2.02       Loan Accounts......................................................16
2.03       Procedure for Committed Borrowing..................................16
2.04       Conversion and Continuation Elections for Committed Borrowings.....17
2.05       Bid Borrowings.....................................................19
2.06       Procedure for Bid Borrowings.......................................19
2.07       Swingline Loans....................................................22
2.08       Voluntary Termination or Reduction of Commitments..................24
2.09       Optional Prepayments...............................................25
2.10       Repayment..........................................................25
2.11       Interest...........................................................26
2.12       Fees...............................................................27
2.13       Computation of Fees and Interest...................................27
2.14       Payments by the Company............................................28
2.15       Payments by the Banks to the Agent.................................28
2.16       Sharing of Payments, Etc...........................................29
2.17       Revolving Termination Date Extensions..............................30
2.18       Optional Increase in Commitments...................................30

ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY............................32

3.01       Taxes..............................................................32
3.02       Illegality.........................................................34
3.03       Increased Costs and Reduction of Return............................34
3.04       Funding Losses.....................................................35
3.05       Inability to Determine Rates.......................................36
3.06       Certificates of Banks and Designated Bidders.......................37
3.07       Base Rate Committed Loans Substituted for Affected Offshore Rate
           Committed Loans....................................................37
3.08       Reserves on Offshore Rate Committed Loans..........................37
3.09       Substitution of Banks..............................................37
3.10       Survival...........................................................38

ARTICLE IV CONDITIONS PRECEDENT...............................................38

4.01       Conditions of Initial Loans........................................38
4.02       Conditions to All Borrowings.......................................40

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ARTICLE V REPRESENTATIONS AND WARRANTIES......................................40

5.01       Corporate Existence and Power......................................40
5.02       Subsidiaries.......................................................41
5.03       Corporate and Governmental Authorization; No Contravention.........41
5.04       Binding Effect.....................................................41
5.05       Litigation.........................................................41
5.06       ERISA Compliance...................................................41
5.07       Use of Proceeds; Margin Regulations................................41
5.08       Title to Properties; Liens.........................................41
5.09       Taxes..............................................................41
5.10       Financial Information..............................................42
5.11       Environmental Matters..............................................42
5.12       Regulated Entities.................................................42
5.13       Insurance..........................................................42
5.14       Full Disclosure....................................................43
5.15       Year 2000..........................................................43

ARTICLE VI AFFIRMATIVE COVENANTS..............................................43

6.01       Information........................................................43
6.02       Conduct of Business and Maintenance of Existence...................45
6.03       Maintenance of Property............................................45
6.04       Insurance..........................................................45
6.05       Payment of Obligations.............................................45
6.06       Compliance with Laws...............................................45
6.07       Inspection of Property, Books and Records..........................45
6.08       Use of Proceeds....................................................46
6.09       Further Assurances.................................................46

ARTICLE VII NEGATIVE COVENANTS................................................46

7.01       Limitation on Liens................................................46
7.02       Disposition of Assets..............................................47
7.03       Limitation on Subsidiary Indebtedness and Swap Contracts...........48
7.04       Use of Proceeds....................................................48
7.05       Minimum Consolidated Tangible Net Worth............................49

ARTICLE VIII EVENTS OF DEFAULT................................................49

8.01       Event of Default...................................................49
8.02       Remedies...........................................................51
8.03       Rights Not Exclusive...............................................51

ARTICLE IX THE AGENT  51

9.01       Appointment and Authorization; "Agent."............................51
9.02       Delegation of Duties...............................................52
9.03       Liability of Agent.................................................52
9.04       Reliance by Agent..................................................52


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9.05       Notice of Default..................................................53
9.06       Credit Decision....................................................53
9.07       Indemnification of Agent...........................................53
9.08       Agent in Individual Capacity.......................................54
9.09       Successor Agent....................................................54
9.10       Withholding Tax....................................................54
9.11       Co-Agents..........................................................56

ARTICLE X MISCELLANEOUS.......................................................56

10.01      Amendments and Waivers.............................................56
10.02      Notices............................................................57
10.03      No Waiver; Cumulative Remedies.....................................57
10.04      Costs and Expenses.................................................57
10.05      Company Indemnification............................................58
10.06      Payments Set Aside.................................................58
10.07      Binding Effect; Successors and Assigns.............................58
10.08      Assignments, Participations, Etc...................................59
10.09      Designated Bidders.................................................60
10.10      Confidentiality....................................................61
10.11      Set-off............................................................61
10.12      Notification of Addresses, Lending Offices, Etc....................62
10.13      Counterparts.......................................................62
10.14      Severability.......................................................62
10.15      No Third Parties Benefited.........................................62
10.16      Governing Law and Jurisdiction.....................................62
10.17      Waiver of Jury Trial...............................................63
10.18      Entire Agreement...................................................63


ANNEXES

Annex I                        Pricing Grid


SCHEDULES

Schedule 2.01                  Commitments and Pro Rata Shares
Schedule 10.02                 Payment Offices; Addresses for Notices; Lending
                               Offices

EXHIBITS

Exhibit A                      Form of Notice of Borrowing
Exhibit B                      Form of Notice of Conversion/Continuation
Exhibit C                      Form of Compliance Certificate
Exhibit D                      Form of Legal Opinion of Counsel to the Company
Exhibit E                      Form of Assignment and Acceptance


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Exhibit F                      Form of Invitation for Competitive Bids
Exhibit G                      Form of Competitive Bid Request
Exhibit H                      Form of Competitive Bid
Exhibit I                      Form of Committed Loan Note
Exhibit J                      Form of Bid Loan Note
Exhibit K                      Form of Designation Agreement
Exhibit L                      Form of Commitment Increase Agreement
Exhibit M                      Form of New Bank Agreement


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                                CREDIT AGREEMENT


         This CREDIT AGREEMENT is entered into as of March 22, 2000, among Albertson's, Inc., a Delaware corporation (the "Company"), the several financial institutions from time to time party to this Agreement (individually, a "Bank" and, collectively, the "Banks"), Bank One, NA, as documentation agent (the "Documentation Agent"), Wachovia Bank, N.A., as syndication agent (in such capacity, the "Syndication Agent"), First Security Bank, N.A. and The Northern Trust Company, as managing agents (in such capacity, the "Managing Agents"), First Union National Bank, Union Bank Of California, N.A., U.S. Bank National Association and Wells Fargo Bank, N.A., as senior managing agents (in such capacity, the "Senior Managing Agents"), and Bank of America, N.A., as Swingline Bank and as administrative agent for itself, the Designated Bidders and the Banks (in such capacity, the "Agent").

         WHEREAS, the Banks have agreed to make available to the Company a revolving credit and bid loan facility with a swingline subfacility, upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

ARTICLE I.........
                                   DEFINITIONS
1.01 Certain Defined Terms. The following terms have the following meanings when used herein (including in the recitals hereof):

                  "Absolute  Rate"  has  the  meaning  specified  in  subsection
         2.06(c).

                  "Absolute Rate Auction" means a solicitation of Competitive Bids setting forth Absolute Rates pursuant to Section 2.06.

                  "Absolute Rate Bid Loan" means a Bid Loan that bears interest at a rate determined with reference to the Absolute Rate.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

                  "Agent" means BofA in its capacity as administrative agent for the Banks and the Designated Bidders hereunder, and any successor agent arising under Section 9.09.

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                  "Agent-Related  Persons"  means BofA and any  successor  agent arising under Section 9.09, together with their respective Affiliates (including, in the case of BofA, the Lead Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "Agent's Payment Office" means the address for payments set forth on Schedule 10.02 or such other address as the Agent may from time to time specify.

                  "Aggregate Commitment" means the combined Commitments of the Banks.

                  "Agreement" means this Credit Agreement.

                  "Applicable Fee Amount" means with respect to the fees payable hereunder, the amount set forth opposite the indicated Indebtedness Rating or Facility Usage Percentage, as the case may be, below the headings "Facility Fee" and "Utilization Fee" in the pricing grid set forth on Annex I in accordance with the parameters for calculations of such amount also set forth on Annex I.

                  "Applicable Margin" means, with respect to Base Rate Committed Loans and Offshore Rate Committed Loans, the amount set forth opposite the indicated Indebtedness Rating below the heading "Base Rate Spread" or "Offshore Rate Spread" in the pricing grid set forth on Annex I in accordance with the parameters for calculations of such amounts also set forth on Annex I.

                  "Assignee" has the meaning specified in subsection 10.08(a).

                  "Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel.

                  "Bank" has the meaning specified in the introductory clause hereto. References to the "Banks" shall include the Swingline Bank in its capacity as such unless the context otherwise clearly requires. For purposes of clarification only, to the extent that the Swingline Bank may have any rights or obligations in addition to those of the Banks due to its status as Swingline Bank, its status as such will be specifically referenced.

                  "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C.ss.101, et seq.).

                  "Base Rate" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA as its "prime rate." The "prime rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the prime rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

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                  "Base Rate  Committed  Loan" means a Committed Loan that bears interest based on the Base Rate.

                  "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

                  "Bid Borrowing" means a borrowing of Loans under Article II consisting of one or more Bid Loans made to the Company on the same day by the Bid Loan Banks and Designated Bidders participating in such borrowing.

                  "Bid Loan" means an Absolute Rate Bid Loan by a Bid Loan Bank or a Designated Bidder to the Company under Section 2.05.

                  "Bid Loan Bank" means each Bank party hereto.

                  "Bid Loan Note" has the meaning specified in Section 2.02.

                  "BofA" means Bank of America, N.A., a national banking association.

                  "Borrowing" means (i) a Committed Borrowing or a Bid Borrowing and (ii) a borrowing hereunder consisting of a Swingline Loan (or Swingline Loans) made to the Company on the same day by the Swingline Bank, and, other than in the case of Base Rate Committed Loans, having the same Interest Period.

                  "Borrowing Date" means any date on which a Committed Borrowing occurs under Section 2.03 or a Bid Borrowing occurs under Section 2.06.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Committed Loan, means such a day on which dealings are carried on in the applicable offshore Dollar interbank market.

                  "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

                  "Change of Control" means any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of 40% or more of the outstanding shares of common stock of the Company; or, during any period of twelve consecutive calendar months, individuals who were directors of the Company on the first day of such period shall cease to constitute a majority of the board of directors of the Company.

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                  "Closing Date" means the date occurring on or before March 29,
         2000 on which all conditions precedent set forth in Section 4.01 are satisfied or waived by all Banks (or, in the case of subsection 4.01(e), waived by the Person entitled to receive such payment).

                  "Co-Agents" means each of the Syndication Agent, Documentation Agent, Senior Managing Agents and Managing Agents, in its respective capacity as a syndication agent, documentation agent, senior managing agents or managing agent hereunder.

                  "Code" means the Internal Revenue Code of 1986.

                  "Commitment"  as to each Bank,  has the meaning  specified  in
         Section 2.01.

                  "Committed Borrowing" means a borrowing of Loans under Article II consisting of Committed Loans of the same Type made on the same day by the Banks ratably according to their respective Pro Rata Shares and, in the case of Offshore Rate Committed Loans, having the same Interest Periods.

                  "Committed Loan" means a Loan made by a Bank to the Company under Section 2.01 or a Swingline Loan made by the Swingline Bank under
         Section 2.07.

                  "Committed  Loan Note" has the  meaning  specified  in Section
         2.02.

                  "Company's 1998 Form 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended January 28,1999, as filed with the SEC pursuant to the Exchange Act.

                  "Competitive Bid" means an offer by a Bid Loan Bank or a Designated Bidder to make a Bid Loan in accordance with subsection 2.06(c).

                  "Competitive  Bid  Request"  has  the  meaning   specified  in
         subsection 2.06(a).

                  "Compliance Certificate" means a certificate substantially in the form of Exhibit C.

                  "Consolidated Subsidiary" means at any date any Subsidiary or other Person the accounts of which would be consolidated with those of the Company in its consolidated financial statements as of such date.

                  "Consolidated Tangible Net Worth" means at any date (a) the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries as reflected on the Company's consolidated balance sheet, plus their consolidated deferred investment tax credits as reflected on the Company's consolidated balance sheet, minus (b) their consolidated Intangible Assets, all determined as of such date. For purposes of this definition, "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to January 28, 1999 in the book value of any asset owned by the Company

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         or a Consolidated  Subsidiary,  (ii) all investments in  unconsolidated
         Subsidiaries  and all  equity  investments  in  Persons  which  are not
         Subsidiaries and (iii) all unamortized debt discount and expense, unamortized deferred charges (except deferred income taxes), goodwill,
         patents,   trademarks,   service   marks,   trade  names,   copyrights,
         organization or developmental expenses and other intangible items (except leasehold improvements and liquor licenses).

                  "Conversion/Continuation  Date" means any date on which, under
         Section 2.04, the Company (a) converts Committed Loans of one Type to another Type, or (b) continues as Committed Loans of the same Type, but with a new Interest Period, Committed Loans having Interest Periods expiring on such date.

                  "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

                  "Designated Bidder" means an Affiliate of a Bid Loan Bank that is a Person described in clause (c)(i) or (ii) of the definition of "Eligible Assignee" and that has become a party hereto pursuant to
         Section 10.09.

                  "Designation Agreement" means a Designation Agreement entered into by a Bank and a Designated Bidder and accepted by the Agent, in substantially the form of Exhibit K.

                  "Documentation Agent" means Bank One, NA in its capacity as documentation agent hereunder.

                  "Dollars", "dollars" and "$" each mean lawful money of the United States.

                  "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $250,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a branch or agency located in the United States; and
         (c) a Person that is primarily engaged in the business of commercial lending and that is (i) a Subsidiary of a Bank, (ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.

                  "Environmental  Laws"  means  all  federal,  state,  local  or foreign laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants,

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         petroleum or petroleum  products,  chemicals  or  industrial,  toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

                  "ERISA" means the Employee Retirement Income Security Act of 1974.

                  "ERISA Group" means the Company and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414 of the Code.

                  "Event of Default" means any of the events or circumstances specified in Section 8.01.

                  "Exchange Act" means the Securities Exchange Act of 1934.

                  "Excluded Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholding or similar charges and all liabilities with respect thereto, other than those taxes included in the definition of Taxes.

                  "Existing Credit Facilities" means (i) the Credit Agreement dated as of March 30, 1999, among the Company, BofA as agent, and the other financial institutions party thereto, and (ii) the Credit Agreement dated as of October 5, 1994, among the Company, BofA as co-agent, Morgan Guaranty Trust Company of New York as agent, and the other financial institutions party thereto.

                  "Facility Period" means the period from the Closing Date to the Revolving Termination Date, or, if earlier, the date of termination of the Aggregate Commitment in its entirety and the repayment of all Loans outstanding hereunder.

                  "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York with respect to the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published with respect to any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

                  "Fee Letter" has the meaning specified in subsection 2.12(a).

                  "Foundation Stock Agreement" means the agreement dated May 21, 1997, between the Company and the J.A.and Kathryn Albertson Foundation, Inc. and any successor agreement.

                  "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

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                  "GAAP" means generally  accepted  accounting  principles as in effect from time to time.

                  "Governmental  Authority" means any nation or government,  any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Guaranty  Obligation"  means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, with respect to any obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

                  "Increased Commitment Date" has the meaning specified in subsection 2.18(b).

                  "Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, (d) all obligations with respect to capital leases (but not obligations with respect to operating leases), (e) all obligations of such Person to purchase securities or other property which arise out of or in connection with the sale of the same or substantially similar securities or property, (f) all non-contingent obligations (and, for purposes of Section 7.01 and the definition of Material Indebtedness all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under any Surety Instrument, (g) all indebtedness of others of the type referred to in clauses (a) through (f) secured by a Lien on any asset of such Person, whether or not such indebtedness is assumed by such Person, (h) all Guaranty Obligations of such Person in respect of indebtedness of others of the type referred to in clauses (a) through (f), and (i) all preferred stock of such Person redeemable at the option of the holder during the Facility Period. Insurance reserves, tax reserves and interest thereon, salaries payable, taxes payable, dividends payable, trade accounts payable arising in the ordinary course of business, deferred investment tax credits, deferred compensation, deferred rents payable under non-capital leases, benefits payable, unearned income and other similar liabilities shall not constitute "Indebtedness."

                  "Indebtedness Rating" has the meaning set forth in Annex I.

                  "Indemnified Liabilities" has the meaning specified in Section
              10.05.

                  "Indemnified  Person"  has the  meaning  specified  in Section
              10.05.

                  "Independent  Auditor" has the meaning specified in subsection
              6.01(a).

                  "Insolvency Proceeding" means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in either case undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

                  "Interest Payment Date" means, (i) as to any Loan other than a Base Rate Committed Loan, the last day of each Interest Period applicable to such Loan, (ii) as to any Base Rate Committed Loan which is not a Swingline Loan, or any Bid Loan, the last day of each calendar quarter and the Revolving Termination Date and (iii) as to any Base Rate Committed Loan which is a Swingline Loan, the Business Day on which the principal of such Swingline Loan is repaid or as otherwise provided in Section 2.07(e); provided, however, that (a) if any Interest Period for an Offshore Rate Committed Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date, and (b) as to any Bid Loan, such other intervening date prior to the maturity thereof as may be specified by the Company and agreed to by the applicable Bid Loan Bank or Designated Bidder in the applicable Competitive Bid shall also be Interest Payment Dates.

                  "Interest Period" means, (a) as to any Offshore Rate Committed Loan, the period commencing on the Borrowing Date of such Loan, or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Committed Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing, Notice of Conversion/Continuation or Competitive Bid Request, as the case may be; and (b) as to any Absolute Rate Bid Loan, a period of not less than 7 days and not more than 183 days as selected by the Company in the applicable Competitive Bid Request;

         provided that:

                          (i) if any Interest  Period would  otherwise  end on a
                  day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Committed Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                          (ii) any  Interest  Period  pertaining  to an Offshore
                  Rate Committed Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                         (iii)no Interest Period for any Loan shall extend beyond the Revolving Termination Date.

                  "Invitation for Competitive Bids" means an Invitation for Competitive Bids, substantially in the form of Exhibit F.

                  "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

                  "Lead Arranger" means Banc of America Securities LLC, a Delaware limited liability company, in its capacity as Sole Lead Arranger and Sole Book Manager.

                  "Lending Office" means, (i) as to any Bank, the office or offices of such Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on
         Schedule 10.02; (ii), as to any Designated Bidder, the office or offices of such Designated Bidder specified as its "Lending Office" in its Designation Agreement; and (iii) such other office or offices as such Bank or Designated Bidder may from time to time notify to the Company and the Agent.

                  "Lien" means with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "Loan" means an extension of credit by a Bank or a Designated Bidder to the Company in the form of a Revolving Loan or a Swingline Loan under Article II, and may be a Committed Loan or a Bid Loan.

                  "Loan Documents" means this Agreement, the Notes, any Commitment Increase Agreement (as defined in Section 2.18), any New Bank Agreement (as defined in Section 2.18), the Fee Letter and all other documents delivered to the Agent or any Bank or Designated Bidder in connection herewith.

                  "Majority Banks" means at any time Banks then having more than 50% of the Aggregate Commitment or, if the Commitments have been terminated, Banks then holding more than 50% of the then aggregate unpaid principal amount of the Credit Exposure. As used in this definition, the "Credit Exposure" of any Bank means (i) with respect to any outstanding Revolving Loans or Term Loans, the aggregate outstanding principal amount of the Loans made by such Bank, and (ii) with respect to any outstanding Swingline Loans, the participating interest therein equal to such Bank's Pro Rata Share thereof. For purposes of this definition, each Bank shall be deemed to hold all outstanding Bid Loans of such Bank's Designated Bidders.

                  "Managing Agents" means each of First Security Bank, N.A. and The Northern Trust Company in its capacity as a managing agent hereunder.

                  "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the FRB.

                  "Markus-Stiftung Stock Agreement" means the agreement dated February 15, 1980, among the Company, Theo Albrecht Stiftung (now known as Markus-Stiftung) and Theo Albrecht, as amended by the First Amendment thereto dated as of April 11, 1984, the Second Amendment thereto dated as of September 25, 1989 and the Third Amendment thereto dated as of December 5, 1994 and any successor agreement.

                  "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, liabilities or financial condition of the Company and its Consolidated Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of any Loan Document.

                  "Material Indebtedness" means Indebtedness (other than the Loans) of the Company and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate outstanding principal amount exceeding $30,000,000.

                  "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $30,000,000.

                  "Minimum Amount" means (i) in respect of any Committed Borrowing, conversion or continuation of Committed Loans, (a) in the case of Base Rate Committed Loans (other than Swingline Loans), an aggregate minimum amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, (b) in the case of Swingline Loans, an aggregate minimum amount of $500,000 or any integral multiple of $100,000 in excess thereof, and (c) in the case of Offshore Rate Committed Loans, an aggregate minimum amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, and (ii) in the case of any reduction of the Commitments under Section 2.08, or optional prepayment of Committed Loans under Section 2.09, $5,000,000 or any multiple of $1,000,000 in excess thereof.

                   "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA, to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

                  "Non-Continuing Bank" means, at any time, each Bank the Revolving Termination Date of which has not been extended pursuant to
         Section 2.17.

                  "Notes" means the Committed Loan Notes and the Bid Loan Notes.

                  "Notice of Borrowing" means a notice in substantially the form of Exhibit A.

                  "Notice   of   Conversion/Continuation"   means  a  notice  in
         substantially the form of Exhibit B.

                  "Obligations" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document, owing by the Company to any Bank, any Designated Bidder, the Swingline Bank, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

                  "Offshore Rate" means, for any Interest Period, with respect to Offshore Rate Committed Loans comprising part of the same Borrowing:

                  (i) the rate of interest per annum determined by the Agent to be the rate of interest per annum (rounded upwards to the nearest 1/100th of 1%) appearing on Dow Jones Page 3750 (as defined below) for deposits in Dollars having a maturity comparable to such Interest Period, at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period, subject to clause
         (ii) below; or

                  (ii) if for any reason the rate is not available as provided in the preceding clause (i) of this definition, the "Offshore Rate" instead means the rate of interest per annum determined by the Agent to be the arithmetic mean (rounded upward to the nearest 1/100th of 1%) of the rates of interest per annum notified to the Agent by each Reference Bank as the rate of interest at which deposits in Dollars in the approximate amount of the Offshore Rate Committed Loan to be made, continued or converted by such Reference Bank, and having a maturity comparable to such Interest Period, would be offered to major banks in the London interbank market or other applicable interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period. As used in this definition, "Dow Jones Page 3750" means the display designated as "3750" on the Dow Jones Market Service (formerly known as the Telerate Service) or any replacement page thereof.

                  "Offshore Rate Committed Loan" means any Committed Loan that bears interest based on the Offshore Rate.

                  "Other Taxes" means any present or future stamp or documentary taxes or any other excise taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

                  "Participant"   has  the  meaning   specified  in   subsection
         10.08(d).

                  "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

                  "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or any other entity of whatever nature.

                  "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

                  "Pro Rata Share" means, as to any Bank at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the Aggregate Commitment (or, if all Commitments have been terminated, the aggregate principal amount of such Bank's Loans divided by the aggregate principal amount of the Loans then held by all Banks). The initial Pro Rata Share of each Bank is set forth opposite such Bank's name in Schedule 2.01 under the heading "Pro Rata Share."

                  "Reference Bank" means each of BofA, Wachovia Bank, N.A. and Bank One, NA.

                  "Replacement Bank" has the meaning specified in Section 3.09.

                  "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "Responsible Officer" means, as to any Person, the chief executive officer, the chief financial officer, or the treasurer or the president of such Person, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of such Person, or any other officer having substantially the same authority and responsibility.

                  "Revolving Loan" has the meaning specified in Section 2.01.

                  "Revolving Termination Date" means the earlier to occur of:

                          (a) March 22, 2005 as the same may be extended from time to time pursuant to Section 2.17; and

                          (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

                  "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

                  "Senior Managing Agents" means each of First Union National Bank, Union Bank Of California, N.A., U.S.Bank National Association and Wells Fargo Bank, N.A in its capacity as a senior managing agent hereunder.

                  "Subsidiary" of a Person means any corporation or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

                  "Surety  Instruments"  means all letters of credit  (including
         standby  and  commercial),   banker's  acceptances,   bank  guaranties,
         shipside bonds, surety bonds and similar instruments.

                  "Swap Contract" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

                  "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Company based upon one or more mid- market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

                  "Swingline Bank" means BofA, in its capacity as maker of Swingline Loans hereunder. Specific reference to the Swingline Bank shall exclude the Swingline Bank in its capacity as a Bank hereunder.

                  "Swingline Commitment" has the meaning specified in subsection 2.07(a).

                  "Swingline Loan" has the meaning specified in subsection 2.07(a).

                  "Swingline Loan Borrowing" means a Borrowing consisting of one or more Swingline Loans.

                  "Syndication Agent" means Wachovia Bank, N.A., in its capacity as syndication agent hereunder.

                  "Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, respectively, (a) income or franchise taxes imposed on or measured by its net income, (i) by the United States, (ii) by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located, (iii) by any jurisdiction solely as a result of such Bank's activities in or contact with such jurisdiction unrelated to the transactions contemplated by this Agreement, or (iv) by the jurisdiction in which in the Lending Office of the recipient is located, and (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which any recipient is located.

                  "364-Day Credit Agreement" means the Credit Agreement dated as of the date hereof, among the Company, BofA as agent, and the other financial institutions party thereto, providing for a 364 day revolving credit facility.

                  "Type" means, as to any Committed Loan, its nature as an Offshore Rate Committed Loan or a Base Rate Committed Loan.

                  "Unfunded Liability" means with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

                  "United States" and "U.S." each means the United States of America.

                  "Wholly-Owned Consolidated Subsidiary" means any Consolidated Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company.

     1.02 Other Interpretive Provisions(a) . (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) (i)  The  term  "documents"  includes  any  and  all  instruments,
     documents,   agreements,   certificates,   indentures,  notices  and  other
     writings, however evidenced.

               (ii) The term "including" is not limiting and means "including without limitation."

               (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

               (iv) The term "property" includes any kind of property or asset, real, personal or mixed, tangible or intangible.

          (d) Unless otherwise expressly provided herein, (i) references to agreements(including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and
     (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

          (g) This Agreement and the other Loan Documents are the result of negotiations among the Agent, the Company and the other parties, have been reviewed by counsel to the Agent, the Company and such other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in their preparation.

    1.03 Accounting Principles. (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Company's Independent Auditor) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Banks, except that accounting terms used in Sections 7.01, 7.03 and 7.05 shall be interpreted, and all accounting determinations and calculations required to establish whether the Company is or was in compliance with the requirements of said Sections shall be prepared in accordance with generally accepted accounting principles as in effect on the date hereof, applied on a basis consistent with the audited consolidated financial statements of the Company and its Consolidated Subsidiaries referred to in Section 5.10(a).

          (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

                                   ARTICLE II
                                   THE CREDITS

     2.01 Amounts and Terms of Commitments. Each Bank severally agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "Revolving Loan") from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Bank's name on Schedule 2.01 under the heading "Commitment" (such amount as the same may be reduced under Section 2.08 or reduced or increased as a result of one or more assignments under Section 10.08, such Bank's "Commitment"); provided, however, that, after giving effect to any Committed Borrowing of Revolving Loans, the aggregate principal amount of all outstanding Committed Loans plus the aggregate principal amount of all outstanding Bid Loans, shall not at any time exceed the Aggregate Commitment. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01, prepay under Section 2.09 and reborrow under this Section 2.01.

     2.02 Loan Accounts. (a) The Loans made by each Bank or Designated Bidder shall be evidenced by one or more loan accounts or records maintained by such Bank or Designated Bidder in the ordinary course of business. The loan accounts or records maintained by the Agent and each Bank or Designated Bidder shall be conclusive absent manifest error of the amount of the Loans made by the Banks and Designated Bidders to the Company and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans.

          (b) The Committed Loans made by such Bank shall be evidenced by one or more notes of the Company, substantially in the form of Exhibit I, with appropriate insertions (the "Committed Loan Notes"), and upon the request of any Bank or Designated Bidder made through the Agent, the Bid Loans made by such Bank or Designated Bidder shall be evidenced by one or more notes of the Company, substantially in the form of Exhibit J, with appropriate insertions (the "Bid Loan Notes"), instead of or in addition to loan accounts. Each such Bank or Designated Bidder shall endorse on the schedules annexed to its Note(s) the date and amount of each Loan made by it, the maturity (in the case of any Bid Loan)and the amount of each payment of principal made by the Company with respect thereto. Each such Bank and Designated Bidder is irrevocably authorized by the Company to endorse its Note(s) and each Bank's or Designated Bidder's record shall be conclusive absent manifest error; provided, however, that the failure of a Bank or Designated Bidder to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank or Designated Bidder.

     2.03 Procedure for Committed Borrowing. (a) Each Committed Borrowing shall be made upon the Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 11:00 a.m. (San Francisco time) (i) at least three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Committed Loans, and (ii) on the requested Borrowing Date, in the case of Base Rate Committed Loans, specifying:

               (A) the amount of the Committed Borrowing, which shall be in a Minimum Amount;

               (B) the requested Borrowing Date, which shall be a Business Day;

               (C) the Type of Loans comprising the Committed Borrowing; and

               (D) the duration of the Interest Period applicable to such Committed Loans included in such notice (subject to the provisions of the definition of "Interest Period" herein). If the Notice of Borrowing fails to specify the duration of the Interest Period for any Committed Borrowing comprised of Offshore Rate Committed Loans, such Interest Period shall be three months.

          (b) The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Committed Borrowing.

          (c) Each Bank will make the amount of its Pro Rata Share of each Committed Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 1:00 p.m. San Francisco time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of each such Committed Borrowing will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent, or if requested by the Company, by wire transfer in accordance with written instructions provided to the Agent by the Company of such funds as received by the Agent, unless on the date of the Committed Borrowing all or any portion of the proceeds thereof shall then be required to be applied to the repayment of any outstanding Loans, in which case such proceeds or portion thereof shall be applied to the payment of such Loans.
     (d) After giving effect to any Committed Borrowing, unless the Agent shall otherwise consent, there may not be more than fifteen different Interest Periods in effect in respect of all Committed Loans then outstanding.

     2.04 Conversion and Continuation Elections for Committed Borrowings(a). (a) The Company may, upon irrevocable written notice to the Agent in accordance with subsection 2.04(b):

               (i) elect, as of any Business Day, in the case of Base Rate Committed Loans (other than Swingline Loans), or as of the last day of the applicable Interest Period in the case of any other Type of Committed Loans, to convert into Committed Loans of any other Type any such Committed Loans (or any part thereof in a Minimum Amount); or

               (ii) elect, as of the last day of the applicable Interest Period, to continue any Offshore Rate Committed Loans having Interest Periods expiring on such day (or any part thereof in a Minimum Amount);

provided, that if at any time the aggregate amount of Offshore Rate Committed Loans in respect of any Committed Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $5,000,000, such Offshore Rate Committed Loans shall automatically convert into Base Rate Committed Loans, and on and after such date the right of the Company to continue such Committed Loans as, and convert such Committed Loans into, Offshore Rate Committed Loans shall terminate.

     (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 11:00 a.m. (San Francisco time) (i) at least three Business Days in advance of the Conversion/ Continuation Date, if the Committed Loans are to be converted into or continued as Offshore Rate Committed Loans, and (ii) on the Conversion/Continuation Date, if the Committed Loans are to be converted into Base Rate Committed Loans, specifying:

               (A) the proposed Conversion/Continuation Date;

               (B) the aggregate amount of Committed Loans to be converted or continued;

               (C) the Type of Committed Loans resulting from the proposed conversion or continuation; and

               (D) other than in the case of conversions into Base Rate Committed Loans, the duration of the requested Interest Period (subject to the provisions of the definition of "Interest Period" herein).

     (c) If upon the expiration of any Interest Period applicable to Offshore Rate Committed Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Committed Loans, or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such Offshore Rate Committed Loans into Base Rate Committed Loans effective as of the expiration date of such Interest Period.

     (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Committed Loans held by each Bank with respect to which the notice was given.

     (e) Unless the Majority Banks otherwise consent, during the existence of a Default or Event of Default, the Company may not elect to have a Committed Loan converted into or continued as an Offshore Rate Committed Loan.

     (f) After giving effect to any conversion or continuation of Committed Loans, unless the Agent shall otherwise consent, there may not be more than fifteen different Interest Periods in effect in respect of all Committed Loans and Bid Loans together then outstanding.

     2.05 Bid  Borrowings.  In  addition  to  Committed  Borrowings  pursuant to
Section 2.03, each Bid Loan Bank severally agrees that the Company may, as set forth in Section 2.06, from time to time request the Bid Loan Banks prior to the Revolving Termination Date to submit offers to make Bid Loans to the Company; provided, however, that the Bid Loan Banks may, but shall have no obligation to, submit such offers and the Company may, but shall have no obligation to, accept any such offers, and any Bid Loan Bank may designate Designated Bidders to make such offers from time to time and, if such offers are accepted by the Company, to make such Bid Loans; and provided, further, that at no time shall (a) the outstanding aggregate principal amount of all Bid Loans made by all Bid Loan Banks and Designated Bidders, plus the outstanding aggregate principal amount of all Committed Loans made by all Banks, exceed the Aggregate Commitment; or (b) unless the Agent shall otherwise consent, the number of Interest Periods for Bid Loans then outstanding, plus the number of Interest Periods for Committed Loans then outstanding, exceed fifteen.

     2.06 Procedure for Bid Borrowings(a) . (a) When the Company wishes to request the Bid Loan Banks to submit offers to make Bid Loans hereunder, it shall transmit to the Agent by telephone call followed promptly by facsimile transmission a notice in substantially the form of Exhibit G (a "Competitive Bid Request") so as to be received no later than 8:00 a.m. (San Francisco time) one Business Day prior to the date of a proposed Bid Borrowing, specifying:

               (i) the date of such Bid  Borrowing,  which  shall be a  Business
          Day;

               (ii) the aggregate amount of such Bid Borrowing, which shall be a minimum amount of $5,000,000 or in integral multiples of $1,000,000 in excess thereof; and

               (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of "Interest Period" herein.

Subject to subsection 2.06(c), the Company may not request Competitive Bids for more than three Interest Periods in a single Competitive Bid Request and may not request Competitive Bids more than once in any period of five Business Days.

     (b) Upon receipt of a Competitive Bid Request, the Agent will promptly send to the Bid Loan Banks and Designated Bidders by facsimile transmission an Invitation for Competitive Bids, which shall constitute an invitation by the Company to each Bid Loan Bank and Designated Bidder to submit Competitive Bids offering to make the Bid Loans to which such Competitive Bid Request relates in accordance with this Section 2.06.

     (c) (i) Each Bid Loan Bank and Designated Bidder may at its discretion submit a Competitive Bid containing an offer or offers to make Bid Loans in response to any Invitation for Competitive Bids. Each Competitive Bid shall comply with the requirements of this subsection 2.06(c) and shall be submitted to the Agent by facsimile transmission at the Agent's office for notices set forth on Schedule 10.02 not later than 7:30 a.m. (San Francisco time) on the proposed Borrowing Date; provided that Competitive Bids submitted by the Agent (or any Affiliate of the Agent) in the capacity of a Bid Loan Bank or Designated Bidder may be submitted, and may only be submitted, if the Agent or such Affiliate notifies the Company of the terms of the offer or offers contained therein not later than 7:15 a.m. (San Francisco time) on the proposed Borrowing Date.

               (ii) Each Competitive Bid shall be in substantially the form of Exhibit H, specifying therein:

                    (A) the proposed Borrowing Date;

                    (B) the  principal  amount of each Bid Loan for  which  such
               Competitive Bid is being made, which principal amount (1) may be equal to, greater than or less than the Commitment of the quoting Bid Loan Bank or the quoting Designated Bidder's affiliated Bid Loan Bank, (2) shall be $5,000,000 or in integral multiples of $1,000,000 in excess thereof, and (3) may not exceed the principal amount of Bid Loans for which Competitive Bids were requested;

                    (C) the rate of interest per annum expressed in multiples of
               1/1000th of one basis point (the "Absolute Rate") offered for each such Bid Loan and the Interest Period applicable thereto; and

                    (D) the identity of the quoting Bid Loan Bank or  Designated
               Bidder.

A Competitive Bid may contain up to three separate offers by the quoting Bid Loan Bank or Designated Bidder with respect to each Interest Period specified in the related Invitation for Competitive Bids.

               (iii) Any Competitive Bid shall be disregarded if it:

                    (A) is not  substantially  in  conformity  with Exhibit H or does not specify all of the  information  required by  subsection
               (c)(ii) of this Section;

                    (B) contains qualifying, conditional or similar language;

                    (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bids; or

                    (D) arrives after the time set forth in subsection (c)(i).

               (iv) Notwithstanding anything to the contrary contained in this subsection 2.06(c), a Competitive Bid by BofA may contain, and will not be disregarded if it does contain, a restriction on the use of proceeds thereof.

     (d) Promptly on receipt and not later than 8:00 a.m. (San Francisco time) on the proposed Borrowing Date, the Agent will notify the Company of the terms
(i) of any Competitive Bid submitted by a Bid Loan Bank or Designated Bidder that is in accordance with subsection 2.06(c), and (ii) of any Competitive Bid that amends, modifies or is otherwise inconsistent with a previous Competitive Bid submitted by such Bid Loan Bank or Designated Bidder with respect to the same Competitive Bid Request. Any such subsequent Competitive Bid shall be disregarded by the Agent unless such subsequent Competitive Bid is submitted solely to correct a manifest error in such former Competitive Bid and only if received within the times set forth in subsection 2.06(c). The Agent's notice to the Company shall specify (1) the aggregate principal amount of Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Request; and (2) the respective principal amounts and Absolute Rates so offered. Subject only to the provisions of Sections 3.02, 3.05 and 4.02 hereof and the provisions of this subsection (d), any Competitive Bid shall be irrevocable except with the written consent of the Agent given on the written instructions of the Company.

     (e) Not later than 8:30 a.m. (San Francisco time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction, the Company shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection 2.06(d). The Company shall be under no obligation to accept any offer and may choose to reject all offers. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that is accepted. The Company may accept any Competitive Bid in whole or in part; provided that:

               (i) the aggregate principal amount of each Bid Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Request;

               (ii) the principal amount of each Bid Borrowing shall be $5,000,000 or in any integral multiple of $1,000,000 in excess thereof;

               (iii) acceptance of offers may only be made on the basis of ascending Absolute Rates within each Interest Period; and

               (iv) the Company may not accept any offer that is described in subsection 2.06(c)(iii) or that otherwise fails to comply with the requirements of this Agreement.

     (f) If offers are made by two or more Bid Loan Banks or Designated Bidders with the same Absolute Rates for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Bid Loans in respect of which such offers are accepted shall be allocated by the Agent among such Bid Loan Banks or Designated Bidders as nearly as possible (in such multiples, not less than $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determination by the Agent of the amounts of Bid Loans shall be conclusive in the absence of manifest error.

     (g) (i) The Agent will promptly notify each Bid Loan Bank or Designated Bidder having submitted a Competitive Bid if its offer has been accepted and, if its offer has been accepted, of the amount of the Bid Loan or Bid Loans to be made by it on the Borrowing Date.

          (ii) Each Bid Loan Bank or Designated Bidder which has received notice pursuant to subsection 2.06(g)(i) that its Competitive Bid has been accepted shall make the amounts of such Bid Loans available to the Agent for the account of the Company at the Agent's Payment Office, by 11:00 a.m. (San Francisco time), on such Borrowing Date, in funds immediately available to the Agent for the account of the Company at the Agent's Payment Office. The proceeds of such Bid Loans will in each case then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Bid Loan Banks and in like funds as received by the Agent.

          (iii) Promptly following each Bid Borrowing, the Agent will notify each Bank and Designated Bidder of the ranges of bids submitted and the highest and lowest Bids accepted for each Interest Period requested by the Company and the aggregate amount borrowed pursuant to such Bid Borrowing.

          (iv) From time to time, the Company and the Bid Loan Banks and Designated Bidders shall furnish such information to the Agent as the Agent may request relating to the making of Bid Loans, including the amounts, interest rates, dates of borrowings and maturities thereof, for purposes of the allocation of amounts received from the Company for payment of all amounts owing hereunder.

     (h) Nothing in this Section 2.06 shall be construed as a right of first offer in favor of the Bid Loan Banks or Designated Bidders or otherwise to limit the ability of the Company to request and accept credit facilities from any Person (including any of the Bid Loan Banks or Designated Bidders), provided that no Default or Event of Default would otherwise arise or exist as a result of the Company executing, delivering or performing under such credit facilities.

   2.07 Swingline Loans(a) . (a) Subject to the terms and conditions hereof, the Swingline Bank agrees to make a portion of the Aggregate Commitment available to the Company by making swingline loans (individually, a "Swingline Loan", and, collectively, the "Swingline Loans") to the Company on any Business Day during the period from the Closing Date to the Revolving Termination Date in accordance with the procedures set forth in this Section 2.07 in an aggregate principal amount at any one time outstanding not to exceed Twenty-Five Million Dollars ($25,000,000), notwithstanding the fact that such Swingline Loans, when aggregated with any other Loans made by or participated in by the Swingline Bank, may exceed the Swingline Bank's Commitment (the amount of such commitment of the Swingline Bank to make Swingline Loans to the Company pursuant to this subsection 2.07(a), as the same shall be reduced pursuant to subsection 2.08(b) or as a result of any assignment pursuant to Section 10.08, the Swingline Bank's "Swingline Commitment"); provided, that at no time shall (i) the sum of the aggregate principal amount of all outstanding Swingline Loans plus the aggregate principal amount of all outstanding Revolving Loans plus the aggregate principal amount of all Bid Loans exceed the Aggregate Commitment, or (ii) the aggregate principal amount of outstanding Swingline Loans exceed the Swingline Commitment. Additionally, no more than three Swingline Loans may be outstanding at any one time, and all Swingline Loans shall at all times be Base Rate Committed Loans or accrue interest at such other rate as may be agreed to by the Swingline Bank and the Company. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this subsection 2.07(a), prepay pursuant to Section 2.09 and reborrow pursuant to this subsection 2.07(a).

     (b) The Company shall provide the Agent irrevocable written notice (including notice by a telephone call confirmed immediately via facsimile) in the form of a Notice of Borrowing of any Swingline Loan requested hereunder (which notice must be received by the Agent prior to 1:00 p.m. (San Francisco time) on the requested Borrowing Date) specifying (i) the amount to be borrowed, which shall be in a Minimum Amount (unless otherwise agreed by the Swingline
Bank), and (ii) the requested Borrowing Date, which shall be a Business Day. Unless the Swingline Bank has received notice prior to 1:00 p.m. (San Francisco time) on such Borrowing Date from the Agent (including at the request of any
Bank) (A) directing the Swingline Bank not to make the requested Swingline Loan as a result of the limitations set forth in the proviso set forth in the first sentence of subsection 2.07(a); or (B) that one or more conditions specified in
Article IV are not then satisfied; then, subject to the terms and conditions hereof, the Swingline Bank will, not later than 3:00 p.m. (San Francisco time) on the Borrowing Date specified in such Notice of Borrowing, make the amount of its Swingline Loan available to the Company by crediting the account of the Company on the books of BofA or if requested by the Company, by wire transfer in accordance with written instructions provided to the Agent by the Company. The Agent will notify the Banks on a quarterly basis if any Swingline Loan Borrowings occurred during such quarter.

     (c) The Company shall repay to the Swingline  Bank in full on the Revolving
Termination  Date  the  aggregate   principal  amount  of  the  Swingline  Loans
outstanding on the Revolving Termination Date.

     (d) For one Business Day during each successive 30 Business Day period the aggregate principal amount of Swingline Loans shall be $0 (a "Clean-Up Day"). The Company shall prepay the outstanding principal amount of the Swingline Loans in whole to the extent required so that a Clean-Up Day may occur in each such 30 Business Day period as provided in this subsection 2.07(d) (which Swingline Loans may not be reborrowed until such Clean-Up Day has ended); provided that the foregoing may be from the proceeds of Revolving Loans hereunder.

     (e) If:(i) any Swingline Loans shall remain outstanding at 5:00 p.m. (San Francisco time) on the Business Day immediately prior to a Clean-Up Day and by such time on such Business Day the Agent shall have received neither:

               (A) a Notice of Borrowing delivered pursuant to Section 2.03 requesting that Revolving Loans be made pursuant to subsection 2.01 on the Clean-Up Day in an amount at least equal to the aggregate principal amount of such Swingline Loans; nor

               (B) any other notice indicating the Company's intent to repay such Swingline Loans with funds obtained from other sources; or

     (ii) any Swingline Loans shall remain outstanding during the existence of a Default or Event of Default and the Swingline Bank shall in its sole discretion notify the Agent that the Swingline Bank desires that such Swingline Loans be converted into Revolving Loans;

then the Agent shall be deemed to have received a Notice of Borrowing from the Company pursuant to Section 2.03 requesting that Base Rate Committed Loans be made pursuant to subsection 2.01 on such Clean-Up Day (in the case of the circumstances described in clause (i) above) or on the first Business Day subsequent to the date of such notice from the Swingline Bank (in the case of the circumstances described in clause (ii) above) in an amount equal to the aggregate amount of such Swingline Loans, and the procedures set forth in subsections 2.03(b) and 2.03(c) shall be followed in making such Base Rate Committed Loans; provided that such Base Rate Committed Loans shall be made notwithstanding the Company's failure to comply with Section 4.02; and provided, further, that if a Borrowing of Revolving Loans becomes legally impracticable and if so required by the Swingline Bank at the time such Revolving Loans are required to be made by the Banks in accordance with this subsection 2.07(e), each Bank agrees that in lieu of making Revolving Loans as described in this subsection 2.07(e), such Bank shall purchase a participation from the Swingline Bank in the applicable Swingline Loans in an amount equal to such Bank's Pro Rata Share of such Swingline Loans, and the procedures set forth in subsections 2.03(b) and 2.03(c) shall be followed in connection with the purchases of such participations. Upon such purchases of participations the prepayment requirements of subsection 2.07(d) shall be deemed waived with respect to such Swingline Loans. If any Swingline Loan shall remain outstanding in lieu of a Borrowing of Revolving Loans as provided above, interest on such Swingline Loan shall be due and payable on demand, and 1% per annum shall be added to the interest rate applicable to such Swingline Loan. The proceeds of such Base Rate Committed Loans, or participations purchased, shall be applied to repay such Swingline Loans. A copy of each notice given by the Agent to the Banks pursuant to this subsection 2.07(e) with respect to the making of Revolving Loans, or the purchases of participations, shall be promptly delivered by the Agent to the Company. Each Bank's obligation in accordance with this Agreement to make the Revolving Loans, or purchase the participations, as contemplated by this subsection 2.07(e), shall be absolute and unconditional and shall not be affected by any circumstance, including (1) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Swingline Bank, the Company or any other Person for any reason whatsoever; (2) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (3) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     2.08 Voluntary Termination or Reduction of Commitments. (a) (a) The Company may, upon not less than three Business Days' prior notice to the Agent, terminate the Commitments, or permanently reduce the Commitments, provided that the aggregate amount of any partial reduction is in a Minimum Amount; unless, after giving effect thereto and to any prepayments of any Loans made on the effective date thereof, the then outstanding principal amount of the Loans would exceed the amount of the Aggregate Commitment. A notice of termination of the Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company by notice to the Agent on or prior to the specified date if such condition is not satisfied. Once reduced in accordance with this
Section 2.08, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Bank according to its Pro Rata Share. If and to the extent specified by the Company in the notice to the Agent, some or all of the reduction in the Aggregate Commitment shall be applied to reduce the Swingline Commitment. All accrued commitment fees to, but not including, the effective date of any reduction or termination of the Commitments, shall be paid on the effective date of such reduction or termination.

     (b) At no time shall the Swingline Commitment exceed the Aggregate Commitment, and any reduction of the Commitments which reduces the Aggregate Commitment below the then-current amount of the Swingline Commitment shall result in an automatic corresponding reduction of the Swingline Commitment to the amount of the Aggregate Commitment, as so reduced, without any action on the part of the Swingline Bank. At no time shall the Swingline Commitment exceed the Commitment of the Swingline Bank, and any reduction of the Commitments which reduces the Commitment of the Swingline Bank below the then-current amount of the Swingline Commitment shall result in an automatic corresponding reduction of the Swingline Commitment to the amount of the Commitment of the Swingline Bank, as so reduced, without any action on the part of the Swingline Bank.

     2.09  Optional  Prepayments(a)  . (a) Committed  Loans.  Subject to Section
3.04, the Company may, at any time or from time to time, upon notice to the Agent, ratably prepay Committed Loans in whole or in part, in Minimum Amounts, or, with respect to Swingline Loans, in other amounts with the consent of the Swingline Bank. The Company shall deliver a notice of prepayment in accordance with Section 10.02 to be received by the Agent not later than 10:00 a.m. (San Francisco time) (i) at least three Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Rate Committed Loans and (ii) at least one Business Day in advance of the prepayment date if the Loans to be prepaid are Base Rate Committed Loans. Such notice shall not thereafter be revocable by the Company and the Agent will promptly notify the Swingline Bank thereof (in the case of any prepayment of Swingline Loans) and each Bank thereof and of such Bank's Pro Rata Share of such prepayment if any. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and whether such prepayment is of Base Rate Committed Loans, Offshore Rate Committed Loans or Swingline Loans (or any combination thereof). If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount of Offshore Rate Committed Loans prepaid and any amounts required pursuant to Section 3.04.

     (b) Bid Loans. Bid Loans may not be voluntarily prepaid.

  2.10  Repayment.

     (a) The Committed Loans. The Company shall repay to the Agent for the account of the Banks on the Revolving Termination Date the aggregate principal amount of Committed Loans outstanding on such date.

     (b) The Bid Loans. The Company shall repay to the Agent for the account of each Bid Loan Bank or Designated Bidder, as the case may be, that makes any Bid Loan the principal amount of such Bid Loan on the last day of the relevant Interest Period for such Bid Loan.

  2.11  Interest(a)  . (a) (i) Each  Committed  Loan  (other than a Swingline
Loan) shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under Section 2.04), plus the Applicable Margin. (ii) Each Bid Loan shall bear interest on the outstanding principal amount thereof from the relevant Borrowing Date at a rate per annum equal to the Absolute Rate.
(iii) Each Swingline Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Base Rate plus the Applicable Margin, or at such other rate as may be agreed to by the Swingline Bank.

     (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Committed Loans under Section 2.09 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof.

     (c) Notwithstanding subsection (a) of this Section, if any amount of principal of or interest on any Loan, or any other amount payable hereunder or under any other Loan Document is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), the Company agrees to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, and after as well as before any entry of judgment thereon to the extent permitted by law, payable on demand, at a rate per annum which is determined by adding 1% per annum to the Applicable Margin then in effect for such Loans and, in the case of Obligations not subject to an Applicable Margin, at a rate per annum equal to the Base Rate, plus the Applicable Margin then in effect for Base Rate Committed Loans, plus 1% per annum.

     (d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Bank or Designated Bidder hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank or Designated Bidder would be contrary to the provisions of any law applicable to such Bank or Designated Bidder limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank or Designated Bidder, and in such event the Company shall pay such Bank or Designated Bidder interest at the highest rate permitted by applicable law.

     2.12 Fees(a)... (a) Arrangement and Agency Fees. The Company shall pay fees as required by the letter agreement (the "Fee Letter") between the Company and the Lead Arranger and Agent dated February 29, 2000.

     (b) Competitive Bid Fee. The Company shall pay to the Agent, for the Agent's own account, a competitive bid fee in the amount set forth in the Fee Letter, each time the Company requests the Bid Loan Banks to submit offers to make Bid Loans.

     (c) Facility Fee. The Company shall pay to the Agent for the account of each Bank a facility fee on such Bank's Commitment, regardless of usage, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter at a rate per annum equal to the Applicable Fee Amount. Such facility fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each quarter following the Closing Date through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; provided that, in connection with any reduction or termination of Commitments under Section 2.08, the accrued facility fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The facility fee provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article IV are not met.

     (d) Utilization Fee. The Company shall pay to the Agent for the account of each Bank a utilization fee on the outstanding Loans (including Swingline Loans and Bid Loans) at any time that the aggregate outstanding Loans exceed the levels of the Aggregate Commitment determined in accordance with Annex I, at a rate per annum equal to the Applicable Fee Amount. Such utilization fee shall be computed on a quarterly basis in arrears on the last Business Day of each calendar quarter, shall accrue from the Closing Date to the Revolving Termination Date and shall be payable in arrears on the last Business Day of each quarter commencing on the last Business Day of the fiscal quarter following the Closing Date through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date. The utilization fee, if applicable, will be added to the Applicable Margin.

  2.13 Computation of Fees and Interest(a). (a) All computations of interest hereunder when the Base Rate is determined by BofA's "prime rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

     (b) Each determination of an interest rate by the Agent shall be conclusive and binding on the Company, the Banks and the Designated Bidders in the absence of manifest error.

     (c) The Agent will, at the request of the Company or any Bank or Designated Bidder, deliver to the Company or such Bank or Designated Bidder, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate.

     (d) If any Reference Bank's Commitment terminates (other than on termination of all the Commitments), or for any reason whatsoever any Reference Bank ceases to be a Bank hereunder, that Reference Bank shall thereupon cease to be a Reference Bank, and the Offshore Rate shall be determined on the basis of the rates as notified by the remaining Reference Banks; provided that if, as a result, there shall only be one Reference Bank remaining, the Agent (after consultation with the Banks and with the consent of the Company (which shall not be unreasonably withheld)) shall, by notice to the Company and the Banks, designate another Bank as a Reference Bank so that there shall at all times be at least two Reference Banks.

     (e) Each Reference Bank shall use its best efforts to furnish quotations of rates to the Agent as contemplated hereby. If any of the Reference Banks fails to supply such rates to the Agent upon its request, the rate of interest shall be determined on the basis of the quotations of the remaining Reference Bank(s).

  2.14 Payments by the Company(a) . (a) Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Banks and Designated Bidders at the Agent's Payment Office, and shall be made from an account of the Company maintained within the United States, in Dollars, and in immediately available funds, no later than 12:00 noon (San Francisco time) on the date specified herein. The Agent will promptly distribute to each Bank (or Designated Bidder) its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 12:00 noon (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

     (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

     (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks or Designated Bidders that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank or Designated Bidder on such due date an amount equal to the amount then due such Bank or Designated Bidder. If and to the extent the Company has not made such payment in full to the Agent, each Bank or Designated Bidder shall repay to the Agent on demand such amount distributed to such Bank or Designated Bidder, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank or Designated Bidder until the date repaid.

     2.15 Payments by the Banks to the Agent(a) . (a) Unless the Agent receives notice from a Bank or Designated Bidder, as the case may be, on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, on the date of such Borrowing, that such Bank or Designated Bidder will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's or Designated Bidder's Loan, the Agent may assume that such Bank or Designated Bidder has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank or Designated Bidder shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank or Designated Bidder shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank or Designated Bidder with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's or Designated Bidder's Loan on the Borrowing Date for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

     (b) The failure of any Bank or Designated Bidder to make any Loan on any Borrowing Date shall not relieve any other Bank or Designated Bidder of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank or Designated Bidder shall be responsible for the failure of any other Bank or Designated Bidder to make the Loan to be made by such other Bank or Designated Bidder on any Borrowing Date.

     2.16 Sharing of Payments, Etc. If, other than as expressly provided elsewhere herein, any Bank or Designated Bidder shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share (or other share contemplated hereunder) of (i) payments in respect of the Committed Loans obtained by all the Banks, or (ii) payments in respect of Bid Loans having the same Borrowing Date, Interest Payment Date and maturity date, such Bank or Designated Bidder shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks and, if applicable, Designated Bidders, such participations in the Committed Loans or Bid Loans, as applicable, made by them as shall be necessary to cause such purchasing Bank or Designated Bidder to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank or Designated Bidder, such purchase shall to that extent be rescinded and each other Bank or Designated Bidder shall repay to the purchasing Bank or Designated Bidder the purchase price paid therefor, together with an amount equal to such paying Bank's or Designated Bidder's ratable share (according to the proportion of (i) the amount of such paying Bank's or Designated Bidder's required repayment to (ii) the total amount so recovered from the purchasing Bank or Designated Bidder) of any interest or other amount paid or payable by the purchasing Bank or Designated Bidder in respect of the total amount so recovered. The Company agrees that any Bank or Designated Bidder so purchasing a participation from another Bank or Designated Bidder may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.11) with respect to such participation as fully as if such Bank or Designated Bidder were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.16 and will in each case notify the Banks and, if applicable, Designated Bidders, following any such purchases or repayments.

  2.17 Revolving Termination Date Extensions. (a) (a) Not less than 30 days and not more than 60 days prior to the Revolving Termination Date then in effect, the Company may make a written request to the Agent, who shall forward a copy of each such request to each of the Banks, that the Revolving Termination Date then in effect be extended to the date which occurs one year after the Revolving Termination Date then in effect. Each request by the Company pursuant to the immediately preceding sentence shall specify a date (the "Requested Extension Effective Date"), which shall be not earlier than 20 days after the giving of the respective notice and not later than 15 days prior to the Revolving Termination Date then in effect, as the date by which the Banks should respond to the requested extension request and which would be the date of the effectiveness of the change to the Revolving Termination Date. Each request pursuant to the first sentence of this Section 2.17 shall also be accompanied by a certificate of an officer of the Company stating that no Default or Event of Default has occurred and is continuing. Each Bank, acting in its sole discretion and with no obligation to grant any extension pursuant to this Section 2.17, shall, by written notice to the Company and the Agent, such notice to be given on or prior to the Requested Extension Effective Date, advise the Company and the Agent whether or not such Bank agrees to such extension, provided that any Bank which fails to so notify the Company and the Agent as provided above shall be deemed to have elected not to grant such extension. If less than all the Banks shall agree to such extension, the extension contemplated in this Section may nonetheless occur with respect to the consenting Banks, provided that any such extension shall be conditioned upon an agreement to such extension by Banks with at least 75% of the Aggregate Commitment. The Agent shall notify the Company and each of the Banks as to which Banks have agreed to such extension and as to the new Revolving Termination Date as a result thereof, or that such extension shall not occur, as the case may be.

     (b) In the event that the Revolving Termination Date is extended by some but not all of the Banks, on the existing Revolving Termination Date for any Bank not extending (each a "Non-Continuing Bank"), the Company shall repay all Revolving Loans of such Non-Continuing Bank, together with all accrued and unpaid interest thereon, and all fees and other amounts owing to such Non-Continuing Bank, and upon such payment each such Non-Continuing Bank shall cease to constitute a Bank hereunder, except with respect to the indemnification provisions under this Agreement, which shall survive as to such Non-Continuing Bank.

  2.18 Optional Increase in Commitments(a). (a) Effective as of the Closing Date, or at any time thereafter prior to the Revolving Termination Date but no more than once per month, if no Default or Event of Default has occurred and is continuing both before and after giving effect to an increase, the Company shall have the option to increase the Aggregate Commitment by (i) increasing the Commitment of one or more Banks already party to this Agreement (each such Bank increasing its Commitment, an "Increasing Bank"), in each case pursuant to a Commitment Increase Agreement, in substantially the form of Exhibit L (a
"Commitment Increase Agreement") and/or (ii) adding one or more lending institutions not a party hereto (each such new bank, a "New Bank") as a party to this Agreement, in each case pursuant to a New Bank Agreement, in substantially the form of Exhibit M (a "New Bank Agreement"). The effectiveness of any such increase is subject to the satisfaction of the following conditions:

                    (A) that any request for  increase of the  Commitment  of an
               Increasing Bank be made through the Agent (it being understood that an Increasing Bank may accept or reject any increase request in its sole and absolute discretion);

                    (B) that the Company shall  provide prior written  notice of any proposed increase (whether involving an Increasing Bank or a New Bank) to the Agent, at least 15 Business Days (or such shorter period as the Agent may agree to in the given instance) prior to the effectiveness of such increase, who shall promptly notify the Banks;

                    (C) in the case of a  Commitment  increase by an  Increasing
               Bank, that the Company and such Increasing Bank shall have entered into a Commitment Increase Agreement, and such Commitment Increase Agreement shall have been delivered to the Agent;

                    (D) in the case of an accession  hereto by a New Bank,  that the Company and such New Bank shall have entered into a New Bank Agreement, and such New Bank Agreement shall have been delivered to the Agent;

                    (E) that the Swingline Bank and the Agent shall have acknowledged and accepted the Commitment Increase Agreement or New Bank Agreement, as the case may be (such acknowledgment and acceptance not to be unreasonably withheld);

                    (F) that each New Bank shall be an Eligible Assignee;

                    (G) that the Aggregate Commitment,  following such increase, shall not exceed $1,250,000,000;

                    (H) that any fees payable to any Increasing Bank or New Bank in connection with such increase shall have been paid; and

                    (I) that any other  amounts then due hereunder in connection therewith, including any amounts payable under Section 3.04 as a result of any assignments of Offshore Rate Committed Loans under subsection 2.18(b) on a day other than the last day of an Interest Period, shall have been paid.

     (b) Upon the effectiveness of any Commitment Increase Agreement, the Commitment of the Increasing Bank party thereto shall be increased in the amount set forth in the Commitment Increase Agreement, and upon the effectiveness of any New Bank Agreement, the New Bank party thereto shall be and become a party hereto and shall constitute a Bank hereunder with the rights and obligations of a Bank under the Loan Documents (each such date of effectiveness, an "Increased Commitment Date"). Effective on each Increased Commitment Date, the amount of Loans then outstanding and held by each Bank shall be adjusted to reflect any such changes in such Bank's Pro Rata Share, subject to Section 3.04. Each Bank having Loans then outstanding and whose Pro Rata Share has been decreased as a result of the increase in the Aggregate Commitment shall be deemed to have assigned, without recourse, to any Increasing Banks increasing their Commitments and New Banks, such portion of such Loans as shall be necessary to effectuate such adjustment. Each Increasing Bank and New Bank shall (A) be deemed to have assumed such portion of such Loans and (B) fund on the Increased Commitment Date such assumed amounts to the Agent for the account of the assigning Banks in accordance with the provisions hereof.

     (c) The Agent shall promptly notify the Banks of the Agent's receipt of notice of any proposed Commitment increase under clause (B) of subsection 2.18(a). Additionally, promptly following the Increased Commitment Date for a Commitment increase the Agent shall cause Schedule 2.01 to be modified to accurately reflect the Commitments and Pro Rata Shares of the Banks, whereupon such amended Schedule 2.01 shall be substituted for the pre-existing Schedule 2.01, be deemed a part of this Agreement without any further action or consent of any party and be promptly distributed to each Bank and the Company by the Agent. Within five Business Days of any Increased Commitment Date (whether as to an Increasing Bank or a New Bank), the Company shall execute and deliver to the Agent (i) a replacement Committed Loan Note in favor of each Increasing Bank, evidencing the increased Commitment of such Increasing Bank, and (ii) a new Committed Loan Note in favor of each New Bank, in the principal amount of such New Bank's Commitment. Additionally, the Agent shall promptly notify each Increasing Bank and New Bank of the amount of its funding obligations under subsection 2.18(b).

     (d) Any fees paid by the Company for any such increase shall not be required to be ratable and shall be paid only to Increasing Banks, or New Banks, as the case may be, as shall be separately agreed from time to time by the Company and any such Increasing Bank or New Bank.

                                   ARTICLE III
                     TAXES, YIELD PROTECTION AND ILLEGALITY

     3.01 Taxes(a).. (a) Unless otherwise required by applicable law, any and all payments by the Company to each Bank, each Designated Bidder, or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes.

     (b) If the Company shall be required by law to deduct or withhold any United States federal Taxes from or in respect of any sum payable hereunder to any Bank, any Designated Bidder or the Agent, and subject to Section 9.10, then:

          (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Bank, such Designated Bidder or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

          (ii) the Company shall make such deductions and withholdings; and

          (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority in accordance with applicable law

     (c) In addition, the Company shall pay any Other Taxes.

     (d) The Company agrees to indemnify and hold harmless each Bank, each Designated Bidder and the Agent for the full amount of Other Taxes, and, subject to Section 9.10, Taxes referred to in Subsection 3.01(b). Without limiting the generality of the foregoing, if the Company fails to pay any Other Taxes or any such Taxes when due to the appropriate taxing authority or fails to remit to the Banks and the Agent the required documentary evidence referred to in Subsection 3.01(c) and the Company received from the Agent or the affected Bank prior notice of its obligation to make the payment of Other Taxes or such Taxes, the Company agrees to indemnify and hold harmless each Bank and the Agent for any incremental taxes, interest or penalties that may become payable by any Bank or the Agent as a result of any such failure. Payment pursuant to this indemnification shall be made within 30 days after the date such Bank or the Agent makes written demand therefor setting forth in reasonable detail the basis of the Company's obligation to indemnify such Bank or the Agent pursuant to this
Section 3.01.

     (e) Within 60 days after the date of any payment of any Taxes or Other Taxes pursuant to Subsections 3.01(a), (b) or (c), the Company shall furnish to each Bank, each Designated Bidder and the Agent, at its address referred to in
Section 10.02, documentary evidence reasonably satisfactory to each Bank, each Designated Bidder and the Agent of payment thereof, but only to the extent such documentary evidence is furnished to the Company by the relevant taxing authority.

     (f) If the Company is required to pay any additional amount to the Agent, any Designated Bidder or any Bank or any taxing authority for the account of the Agent, any Designated Bidder or any Bank pursuant to this Section 3.01, the Company shall have the right, upon notice to such Bank or such Designated
Bidder, to (i) prepay, on a non-pro rata basis, the principal amount or any portion thereof held by such Bank or such Designated Bidder plus all interest, fees, and other amounts owing to such Bank or such Designated Bidder as of the date of such prepayment (including any amounts owing under Section 3.04), or
(ii) require such Bank or such Designated Bidder to use reasonable efforts to designate a different Lending Office for funding or booking its Loan (or any Loan participation) hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the sole judgment of such Bank, such designation or assignment (A) would eliminate or reduce amounts payable pursuant to Subsection 3.01(b) in the future and (B) would not subject such Bank or such Designated Bidder to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Bank or such Designated Bidder. With respect to the foregoing clause (ii) the Company hereby agrees to pay all reasonable costs and expenses incurred by any Bank or any Designated Bidder in connection with any such designation or assignment.

     (g) Each Bank and each Designated Bidder agrees that it will (i) take all reasonable actions requested in writing by the Company that are without material cost or risk to such Bank to maintain all exemptions, if any, available to it from withholding taxes (whether available by treaty or existing administrative waiver), and (ii) to the extent reasonable and without material cost or risk to it, otherwise cooperate with the Company to minimize any amounts payable by the Company under this Section 3.01.

     (h) Each non-United States Bank and each non-United States Designated Bidder represents and warrants to the Agent and the Company as of the date hereof that under applicable law and treaties such Bank or such Designated Bidder is entitled to claim the benefit of complete exemption from imposition of United States withholding tax or that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

  3.02 Illegality(a) . (a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Committed Loans, then, on notice thereof by such Bank to the Company through the Agent, any obligation of that Bank to make Offshore Rate Committed Loans or convert Base Rate Committed Loans into Offshore Rate Committed Loans shall be suspended until such Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

     (b) If a Bank determines that it is unlawful for such Bank to maintain any Offshore Rate Committed Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such Offshore Rate Committed Loans of that Bank then outstanding, together with interest accrued thereon and amounts required under Section 3.04, either on the last day of the Interest Period thereof, if such Bank may lawfully continue to maintain such Offshore Rate Committed Loans to such day, or immediately, if such Bank may not lawfully continue to maintain such Offshore Rate Committed Loan. If the Company is required so to prepay any Offshore Rate Committed Loan, then concurrently with such prepayment, the Company shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Committed Loan.

     (c) If the obligation of any Bank to make or maintain Offshore Rate Committed Loans has been so terminated or suspended, the Company may elect, by giving notice to such Bank through the Agent that all Loans which would otherwise be made by such Bank as Offshore Rate Committed Loans shall be instead Base Rate Committed Loans.

     (d) Before giving any notice to the Agent under this Section 3.02, the affected Bank shall designate a different Lending Office with respect to its Offshore Rate Committed Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of such Bank, be illegal or otherwise disadvantageous to such Bank.

     3.03 Increased Costs and Reduction of Return(a) . (a) If any Bank determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation (other than any such introduction or change in respect of any law or regulation relating to Taxes or Excluded Taxes which shall be governed solely by Section 3.01) or (ii) the compliance by such Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Committed Loans, by an amount deemed by such Bank to be material, then the Company shall be liable for, and shall from time to time, within 15 days after demand by such Bank (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

     (b) If any Bank or Designated Bidder shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Bank or Designated Bidder (or its Lending Office) or any corporation controlling such Bank or Designated Bidder with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Bank or Designated Bidder or any corporation controlling such Bank or Designated Bidder and (taking into consideration such Bank's, such Designated Bidder's or such corporation's policies with respect to capital adequacy and such Bank's or Designated Bidder's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, Loans, credits or obligations under this Agreement, by an amount deemed by such Bank or such Designated Bidder to be material, then, within 15 days after demand by such Bank or Designated Bidder to the Company through the Agent, the Company shall pay to such Bank or Designated Bidder, as the case may be, from time to time as specified by such Bank or Designated Bidder, such additional amounts as are sufficient to compensate such Bank or Designated Bidder for such increase.

     (c) Each Bank and each Designated Bidder will promptly notify the Company and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank or such Designated Bidder to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of such Bank or such Designated Bidder, be otherwise disadvantageous to such Bank or such Designated Bidder. Notwithstanding the foregoing subsections (a) and (b) of this Section 3.03, the Company shall only be obligated to compensate any Bank or any Designated Bidder for any amount arising or accruing during (i) any time or period commencing not more than 30 days prior to the date on which such Bank or such Designated Bidder notifies the Agent and the Company that it proposes to demand such compensation and identifies to the Agent and the Company the statute, regulation or other basis upon which the claimed compensation is or will be based and (ii) any time or period during which, because of the retroactive application of such statute, regulation or other such basis, such Bank or such Designated Bidder did not know that such amount would arise or accrue.

     3.04 Funding Losses. The Company shall reimburse each Bank and each Designated Bidder, and hold each Bank and each Designated Bidder harmless from, any loss or expense which such Bank or such Designated Bidder may sustain or incur as a consequence of:

     (a) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Committed Loan;

     (b) the failure of the Company to borrow, continue or convert a Committed Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

     (c) the failure of the Company to make any prepayment of any Committed Loan in accordance with any notice delivered under Section 2.09;

     (d) the prepayment (including pursuant to Section 2.09 or 3.02(b)) or other payment (including after acceleration thereof) of any Offshore Rate Committed Loan or Absolute Rate Bid Loan on a day that is not the last day of the relevant Interest Period; or

     (e) the conversion under Section 2.04 of any Offshore Rate Committed Loan to a Base Rate Committed Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Committed Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Banks and the Designated Bidders under this Section and under subsection 3.03(a), each Offshore Rate Committed Loan made by a Bank or Designated Bidder (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the London interbank offered rate used in determining the Offshore Rate for such Offshore Rate Committed Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Committed Loan is in fact so funded.

     3.05 Inability to Determine Rates. If on or prior to the first day of any Interest Period:

     (a) the Agent is advised by the Reference Banks that deposits in Dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

     (b) the Majority Banks advise the Agent that the Offshore Rate, as determined by the Agent, will not adequately and fairly reflect the cost to such Banks of funding their Offshore Rate Committed Loans for such Interest Period, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Offshore Rate Committed Loans, hereunder shall be suspended until the Agent upon the instruction of the Majority Banks revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice as to any such proposed Committed Loans, the Banks shall make, convert or continue any such Committed Loans, as proposed by the Company, in the amount specified in the applicable Notice submitted by the Company, but such Committed Loans shall be made, converted or continued as Base Rate Committed Loans instead of Offshore Rate Committed Loans.

     3.06 Certificates of Banks and Designated Bidders. Any Bank or Designated Bidder claiming reimbursement or compensation under this Article III shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to such Bank or such Designated Bidder hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error. In determining any amount due under this Article III, a Bank or Designated Bidder may use any reasonable averaging and attribution methods.

     3.07 Base Rate  Committed  Loans  Substituted  for Affected  Offshore  Rate
Committed Loans. If (i) the obligation of any Bank to make Offshore Rate Committed Loans has been suspended pursuant to Section 3.02 or (ii) any Bank has demanded compensation under Section 3.03(a) and the Company shall, by at least five Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer apply:

     (a) all Loans which would otherwise be made by such Bank as Offshore Rate Committed Loans, shall be made instead as Base Rate Committed Loans (on which interest and principal shall be payable contemporaneously with the related Offshore Rate Committed Loans of the other Banks); and

     (b) after each of its Offshore Rate Committed Loans has been repaid, all payments of principal which would otherwise be applied to repay such Offshore Rate Committed Loans shall be applied to repay its Base Rate Committed Loans instead.

     3.08 Reserves on Offshore Rate Committed Loans. The Company shall pay to each Bank, as long as such Bank shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional costs on the unpaid principal amount of each Offshore Rate Committed Loan equal to the actual costs of such reserves allocated to such Offshore Rate Committed Loan by the Bank (as determined by the Bank in good faith, which determination shall be conclusive), payable on each date on which interest is payable on such Committed Loan, provided the Company shall have received at least 15 days' prior written notice (with a copy to the Agent) of such additional interest from the Bank. If a Bank fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice.

     3.09 Substitution of Banks. Upon the receipt by the Company from any Bank (an "Affected Bank") of a claim for compensation under Section 3.03, upon notice to the Agent from any Bank that it shall not consent to a request by the Company for an extension of the Revolving Termination Date pursuant to subsection 2.17(a), or if the Company is required to pay any additional amount to the Agent or any Bank pursuant to Section 3.01, the Company may: (i) request one or more of the other Banks to acquire and assume all or part of such Affected Bank's Loans and Commitment; or (ii) designate a replacement commercial bank (which shall be an Eligible Assignee) satisfactory to the Company to acquire and assume all or a ratable part of such Affected Bank's Loans and Commitment (a "Replacement Bank"); provided, however, that the Company shall be liable for the payment upon demand of all costs and other amounts arising under Section 3.04 that result from the acquisition of any Affected Bank's Loan and/or Commitment (or any portion thereof) by a Bank or Replacement Bank, as the case may be, on a date other than the last day of the applicable Interest Period with respect to any Offshore Rate Committed Loan then outstanding. Any such designation of a Replacement Bank under clause (i) shall be effected in accordance with, and subject to the terms and conditions of, the assignment provisions contained in
Section 10.08, and shall in any event be subject to the prior written consent of the Agent and the Swingline Bank (which consents shall not be unreasonably withheld).

  3.10  Survival.  The  agreements  and  obligations  of the  Company in this
Article III shall survive the payment of all other Obligations.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     4.01 Conditions of Initial Loans. The obligation of each Bank and the Swingline Bank to make its initial Committed Loan hereunder, and the obligation of each Bid Loan Bank and Designated Bidder to receive through the Agent the initial Competitive Bid Request, is subject to the condition that the Agent shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

     (a) Credit Agreement and Notes. This Agreement executed by each party hereto, and the Committed Loan Notes executed by the Company;

     (b) Resolutions; Incumbency.

               (i) Copies of the resolutions of the board of directors of the Company authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Company; and

               (ii) A certificate of the Secretary or Assistant Secretary of the Company, dated the Closing Date, certifying the names, titles and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

     (c) Organization Documents; Good Standing. Each of the following documents:

               (i) the articles or certificate of incorporation and the bylaws of the Company as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date; and

               (ii)  good  standing   certificates  for  the  Company  from  the
          Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and the state of its principal offices;

     (d) Legal Opinions.

               (i) an opinion of Thomas R. Saldin, Executive Vice-President and General Counsel to the Company, dated as of the Closing Date and addressed to the Agent and the Banks, substantially in the form of Exhibit D; and

               (ii) a favorable opinion of Brobeck, Phleger & Harrison LLP, special counsel to the Agent, dated as of the Closing Date.

     (e) Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of BofA and the Lead Arranger to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and BofA), including any such costs, fees and expenses arising under or referenced in Sections 2.12 and 10.04;

     (f) Certificate. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:

               (i) the representations and warranties contained in Article V are true and correct on and as of such date, as though made on and as of such date;

               (ii) no Default or Event of Default exists or would result from the initial Borrowing; and

               (iii) there has occurred since January 28, 1999 (or since the date of any Form 10-Q or other public disclosure document filed by the Company with the SEC prior to the Closing Date, to the extent any such event or circumstance is disclosed in such document), no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect;

     (g) Existing Credit Facilities. Evidence satisfactory to the Agent that the commitments to extend credit under the Existing Credit Facilities have been terminated and that all principal, interest, charges and fees due thereunder have been paid or that arrangements reasonably satisfactory to the Agent for the payment thereof have been made by the Company (the Company and each Bank party hereto that is a lender under the Existing Credit Facilities acknowledging that such commitments shall be terminated simultaneously with the closing hereunder);

     (h) Documents and Actions Relating to the 364-Day Credit Agreement. A certificate of a Responsible Officer of the Company certifying that all conditions precedent to the closing of the 364-Day Credit Agreement shall have been satisfied in accordance with the terms and conditions thereof (other than any conditions relating to the closing of the transactions contemplated by this Agreement); and

               (i) Other Documents. Such other approvals, opinions, documents or materials as the Agent or any Bank may reasonably request.

     4.02 Conditions to All Borrowings. The obligation of each Bank and the Swingline Bank to make any Committed Loan to be made by it, and the obligation of any Bid Loan Bank or Designated Bidder to make any Bid Loan as to which the Company has accepted the relevant Competitive Bid (including its initial Loan), is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date:

     (a) Notice of Borrowing. As to any Committed Loan, the Agent shall have received a Notice of Borrowing;


     (b) Continuation of Representations and Warranties. The representations and warranties in Article V shall be true and correct on and as of such Borrowing Date with the same effect as if made on and as of such Borrowing Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date; and except that this subsection (b) shall be deemed instead to refer to the last day of the most recent quarter and year for which financial statements have then been delivered, and to the most recent Form 10-K filed by the Company with the SEC, in respect of the representations and warranties made in Section 5.10(a));

     (c) No Material Adverse Effect. There has occurred since January 28, 1999 (or since the date of any Form 10-Q or other public disclosure document filed by the Company with the SEC prior to the Closing Date, to the extent any such event or circumstance is disclosed in such document), no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

     (d) No Existing Default. No Default or Event of Default shall exist or shall result from such Borrowing.

Each Notice of Borrowing and Competitive Bid Request submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice or request and as of each Borrowing Date, that the conditions in this Section 4.02 are satisfied.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Agent and each Bank that:

     5.01 Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     5.02 Subsidiaries. Each of the Company's corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     5.03 Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Company of the Loan Documents are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

     5.04 Binding Effect. This Agreement and each other Loan Document to which the Company is a party constitutes a valid and binding agreement of the Company, and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms.

     5.05 Litigation. Except as disclosed in the Company's 1998 Form 10-K, there is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any Governmental Authority in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect.

     5.06 ERISA Compliance. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan.

     5.07 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 6.08 and
Section 7.04.

     5.08 Title to Properties; Liens. The Company and each Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. The property of the Company and its Subsidiaries is subject to no Liens, other than Liens permitted under
Section 7.01.

     5.09 Taxes. The Company and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary, other than any such taxes being contested in good faith and for which appropriate reserves have been established on the books and records of the Company in accordance with GAAP. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Company, adequate.

     5.10 Financial Information(a) . (a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of January 28, 1999 and the related consolidated statements of earnings, cash flows and stockholders' equity for the fiscal year then ended, reported on by Deloitte & Touche and set forth or as incorporated by reference in the Company's 1998 Form 10-K, a copy of which has been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

     (b) The unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of October 29, 1999 and the related unaudited consolidated statements of earnings and cash flows for the thirty-nine weeks then ended, set forth in the Company's quarterly report for the third quarter ended October 29, 1999 filed with the SEC on Form 10-Q, a copy of which has been delivered to each of the Banks, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Subsection 5.10(a), the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such thirty-nine week period (subject to normal year-end adjustments).

     (c) Since January 28, 1999 (or since the date of any Form 10-Q or other public disclosure document filed by the Company with the SEC prior to the Closing Date, to the extent any such event or circumstance is disclosed in such document), there has been no Material Adverse Effect.

     5.11 Environmental Matters. In the ordinary course of its business, the Company considers the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries as such business, operations and properties exist at the time. On this basis, the Company has reasonably concluded that Environmental Laws at the time in effect are unlikely to have a Material Adverse Effect.

     5.12 Regulated Entities. The Company is not an "Investment Company" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

     5.13 Insurance. The properties of the Company and its Consolidated Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles (and with such risk retention) and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

     5.14 Full Disclosure. All information heretofore furnished by the Company to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Company to the Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified.

     5.15 Year 2000. The Company has (a) completed a review and assessment of critical areas within its and each of its Subsidiaries' business and operations (including those affected by customers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications and devices containing imbedded computer chips used by the Company or any of its Subsidiaries (or their respective customers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and after December 31, 1999), (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (c) substantially completed implementation of that plan in accordance with that timetable. The Year 2000 Problem has not resulted in, and the Company reasonably believes that the Year 2000 Problem will not result in, a Material Adverse Effect.

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

         So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

  6.01 Information. The Company will deliver to each of the Banks:

     (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of earnings, cash flows and stockholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the SEC by Deloitte & Touche or other independent public accountants of nationally recognized standing (the "Independent Auditor"). Such report shall not be qualified as to (i) going concern or (ii) any limitation in the scope of the audit;

     (b) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of earnings for such quarter and for the portion of the Company's fiscal year ended at the end of such quarter and the related consolidated statement of cash flows for the portion of the Company's fiscal year ended at the end of such quarter, setting forth in comparative form the corresponding statements for the corresponding portions of the Company's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Company;

     (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a Compliance Certificate of the chief financial officer or the chief accounting officer of the Company;

     (d) simultaneously with the delivery of each set of financial statements referred to in subsection (a), a statement of the Independent Auditor which reported on such statements (i) whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements and (ii) confirming the calculations set forth in the Compliance Certificate delivered simultaneously therewith pursuant to subsection (c);

     (e) forthwith upon the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

     (f) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed and not previously delivered to each Bank pursuant to this Section 6.01;

     (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, l0-Q and 8-K (or their equivalents) which the Company shall have filed with the SEC and not previously delivered to each Bank pursuant to this Section 6.01;

     (h) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under
Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take; and

          (i) from time to time such additional information regarding the consolidated financial position of the Company as the Agent, at the request of any Bank, may reasonably request.

As to any information contained in materials furnished pursuant to subsection 6.01(g), the Company shall not be separately required to furnish such information under subsection (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in subsection (a) and (b) above at the times specified therein.

     6.02 Conduct of Business and Maintenance of Existence. The Company will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Company and its Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that the Company may (a) discontinue operations or dispose of property in the normal conduct of its business and (b) cause the dissolution of Subsidiaries or the merger of a Subsidiary into the Company or into another Subsidiary as it may from time to time reasonably deem necessary or desirable in the conduct of its business.

     6.03 Maintenance of Property. The Company will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted; provided that the Company and each of its Subsidiaries may discontinue operations and dispose of property in the normal conduct of its business.

     6.04 Insurance. The Company will maintain, and will cause each Subsidiary to maintain with financially sound and reputable insurance companies, insurance on all their real and personal property in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against by companies of established repute engaged in the same or similar business as the Company or such Subsidiary, and the Company will promptly furnish to the Banks such information as to insurance carried as may be reasonably requested in writing by the Agent.

     6.05 Payment of Obligations. The Company will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities, including tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same.

     6.06 Compliance with Laws. The Company will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of Governmental Authorities (including Environmental Laws and ERISA), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and non-compliance during the period of such contest could not reasonably be expected to have a Material Adverse Effect.

     6.07 Inspection of Property, Books and Records. The Company will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities. Upon the occurrence and during the continuance of a Default, the Company will permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense, to examine any of their respective books and records (except as they relate to the Company's trade secrets or other proprietary information of the Company other than any information required to be delivered to the Banks by the Company under
Section 6.01) and to discuss their respective finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

     6.08 Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Company for commercial paper back-up liquidity and other lawful corporate purposes.

     6.09 Further Assurances. Promptly upon request by the Agent or the Majority Banks, the Company shall do, execute, acknowledge, and deliver, any and all such further acts, certificates, assurances and other instruments the Agent or such Banks, as the case may be, may reasonably require from time to time in order to carry out more effectively the purposes of this Agreement or any other Loan Document.

                                  ARTICLE VII
                               NEGATIVE COVENANTS

         So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

     7.01  Limitation  on  Liens.  Neither  the  Company  nor  any  Consolidated
Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

     (a) Liens existing on the date of this Agreement securing Indebtedness outstanding on the date of this Agreement in an aggregate principal amount not exceeding $500,000,000;

     (b) any Lien existing on any specific tangible asset or assets of any Person at the time such Person becomes a Consolidated Subsidiary and not created in contemplation of such event, subject to subsection 7.01(e);

     (c) any Lien on any asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that (i) in the case of land acquired for the purpose of constructing new business or operating facilities thereon, (A) such Lien attaches to such land within 24 months after the acquisition thereof and (B) construction of such new business or operating facilities thereon is substantially complete within 24 months after the acquisition of such land and (ii) in the case of any asset other than an asset of the type described in the preceding clause (i), such Lien attaches to such asset concurrently with or within 180 days after the acquisition thereof;

     (d) any Lien on any specific tangible asset or assets of any Person existing at the time such Person is merged or consolidated with or into the Company or a Consolidated Subsidiary and not created in contemplation of such event, subject to subsection 7.01(e);

     (e) any Lien existing on any specific tangible asset or assets prior to the acquisition thereof by the Company or a Consolidated Subsidiary and not created in contemplation of such acquisition; provided that in the case of any Lien permitted under this subsection (e) or under subsections (b) and (d), any such Lien does not by its terms cover any such tangible assets after the time the Company directly or indirectly acquires such assets which were not covered immediately prior thereto, and any such Lien does not by its terms secure any Indebtedness other than Indebtedness existing immediately prior to the time of acquisition of such assets;

     (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Indebtedness is not increased and is not secured by any additional assets; (g) Liens arising in the ordinary course of its business which (i) do not secure Indebtedness and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

     (h) Liens arising from the Company's or a Subsidiary's pledging of equipment, not otherwise permitted by the foregoing clauses of this Section, securing Indebtedness in an aggregate principal amount at any time outstanding not to exceed $500,000,000; and

     (i) Liens on real property; provided that the aggregate value of real property owned by the Company (not including for purposes of this proviso any real property acquired or held by the Company subject to the interest of a lessor under a capital lease relating to such real property), as determined on a lower of cost or Fair Market Value basis (as defined below), exceeds the aggregate principal amount of Indebtedness secured by Liens on such real property in an amount not less than $250,000,000.

         For the purposes of Section 7.01, "Fair Market Value" means with respect to any real property of the Company or any Subsidiary at any date the open market cash purchase price that an informed and willing purchaser would pay for such real property in an arm's-length transaction to a willing and informed owner under no compulsion to sell, all as determined (i) if no Default has occurred and is continuing, at the option of the Majority Banks either (A) in good faith by the Board of Directors of the Company or (B) by an appraisal conducted by an independent appraiser satisfactory to the Agent and the Company, the cost of such appraisal to be shared equally by the Company and the Banks, and (ii) if a Default has occurred and is continuing, by an appraisal conducted by an independent appraiser satisfactory to the Agent and the Company, the cost of such appraisal to be borne solely by the Company.

     7.02 Disposition of Assets. The Company will not (i) consolidate or merge with or into any other Person or (ii) directly or indirectly sell, lease or otherwise transfer all or any substantial part of the assets of the Company and its Consolidated Subsidiaries, considered as a whole, to any other Person;

provided that the Company may merge with another Person if (A) the Company is the Person surviving such merger and (B) immediately after giving effect to such merger, no Default shall have occurred and be continuing.

     7.03 Limitation on Subsidiary Indebtedness and Swap Contracts. The Company shall not permit any Subsidiary to create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness or Swap Contracts except:

     (a) Indebtedness incurred pursuant to this Agreement;

     (b) endorsements for collection or deposit in the ordinary course of business;

     (c) Swap Contracts outstanding as of the Closing Date or entered into thereafter in the ordinary course of business;

     (d) Surety Instruments in the ordinary course of business;

     (e) Indebtedness existing on the Closing Date in an amount not to exceed $3,200,000,000;

     (f) Indebtedness  secured by Liens permitted by subsections  7.01(b),  (c),
(d), (e) and (i);

     (g) capital leases entered into by any Subsidiary after the Closing Date to finance the acquisition of equipment;

     (h) Indebtedness of Wholly-Owned Consolidated Subsidiaries of the Company to the Company or to other Wholly-Owned Consolidated Subsidiaries of the Company; and

     (i) additional Indebtedness incurred after the Closing Date not exceeding $500,000,000 in aggregate principal amount at any time outstanding.

  7.04 Use of Proceeds.

     (a) The Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance Indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock or (iv) for any other purpose which violates Regulations T, U or X of the FRB.

     (b) The Company shall not, directly or indirectly, use any portion of the Loan proceeds to purchase during the underwriting period, or for thirty days thereafter, Ineligible Securities underwritten by the Arranger. The Arranger is a wholly-owned subsidiary of BankAmerica Corporation and a registered broker-dealer which is permitted to underwrite and deal in certain Ineligible Securities; and "Ineligible Securities" means securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under
Section 16 of the Banking Act of 1933 (12 U.S.C. ss. 24, Seventh).

     7.05 Minimum Consolidated Tangible Net Worth. The Company shall not permit its Consolidated Tangible Net Worth at any time to be less than $2,100,000,000; provided that upon (a) the purchase from time to time of common stock of the Company by the Company from one or more of the J.A. and Kathryn Albertson Foundation, Inc., or donees pursuant to the terms of the Foundation Stock Agreement, or (b) the purchase from time to time of common stock of the Company by the Company from Theo Albrecht or from Markus-Stiftung pursuant to the terms of the Markus-Stiftung Stock Agreement, Consolidated Tangible Net Worth shall be increased, for purposes of subsequent calculations hereunder, by an amount (the "CTNW Adjustment") equal to the excess (if any) of (i) the amount by which the purchase price of such common stock reduces Consolidated Tangible Net Worth over
(ii) the amount by which Consolidated Tangible Net Worth has been increased through the sale of common stock subsequent to the date of such purchase, excluding the effect of the exercise of employee stock options, all as determined in accordance with GAAP.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

     8.01 Event of Default. Any of the following shall constitute an "Event of Default":

     (a) Non-Payment. The Company fails to make, (i) when and as required to be made herein, payments of any amount of principal of any Loan, or (ii) within five Business Days after the same becomes due, payment of any interest, fee or any other amount payable hereunder or under any other Loan Document; or

     (b) Representation or Warranty. Any representation, warranty, certification or statement made by the Company in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect on or as of the date made (or deemed made); or

     (c) Specific Defaults. The Company shall fail to observe or perform any covenant contained in Sections 7.01 through 7.05, inclusive; or

     (d) Other Defaults. The Company shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a), (b) or (c) above) for 15 Business Days after the earlier of (i) the date upon which the chief financial officer, chief accounting officer or other senior officer of the Company knew or reasonably should have known of such failure or (ii) notice thereof has been given to the Company by the Agent at the request of any Bank; or

     (e) Cross-Default. (i) The Company or any Subsidiary (A) fails to make any payment in respect of any Material Indebtedness (other than in respect of Swap Contracts), when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any Material Indebtedness, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Material Indebtedness or beneficiary or beneficiaries of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Material Indebtedness to be declared to be due and payable, or to be prepaid prior to its stated maturity, or to become payable, or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (1) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (2) any Termination Event (as so defined) as to which the Company or any Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than $30,000,000; or

     (f) Insolvency; Voluntary Proceedings. The Company or any Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) consents to or commences a voluntary Insolvency Proceeding with respect to itself, or (iv) takes any corporate action to authorize any of the foregoing; or

     (g) Involuntary Proceedings. (i) An involuntary Insolvency Proceeding shall be commenced or filed against the Company or any Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or
(iii) the Company or any Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

     (h) ERISA. Any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $30,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $30,000,000; or

     (i) Monetary Judgments. A judgment or order for the payment of money in excess of $30,000,000 shall be rendered against the Company or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

     (j) Change of Control. There occurs any Change of Control.

     8.02 Remedies. If any Event of Default occurs, then, and in every such event, the Agent shall (i) if requested or consented to by the Majority Banks, by notice to the Company terminate the Commitments and they shall thereupon terminate, (ii) if requested or consented to by the Majority Banks, by notice to the Company declare the Loans (together with accrued interest thereon and all other amounts owing under the Loan Documents) to be, and the Loans (and such interest and other amounts) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and (iii) if requested or consented to by the Majority Banks, exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law; provided that in the case of any of the Events of Default specified in subsections (f) or (g) (in the case of clause (i) of subsection (g) upon the expiration of the 60-day period mentioned therein), without any notice to the Company or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon and all other amounts owing under the Loan Documents) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

     8.03 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                   ARTICLE IX
                                    THE AGENT

     9.01 Appointment and Authorization; "Agent." Each Bank hereby irrevocably (subject to Section 9.09) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.

Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     9.02 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     9.03 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

     9.04 Reliance by Agent(a) . (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

     (b) For purposes of determining compliance with the conditions specified in
Section 4.01, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent (or made available) by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank.

     9.05 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Banks in accordance with Article VIII; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

     9.06 Credit Decision. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company or any Subsidiary which may come into the possession of any of the Agent-Related Persons.

     9.07 Indemnification of Agent. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), in accordance with the Banks' Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

     9.08 Agent in Individual Capacity. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include BofA in its individual capacity.

     9.09 Successor Agent. The Agent may, and at the request of the Majority Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by the Company (such approval not to be unreasonably withheld). If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Majority Banks unless BofA shall also simultaneously be replaced as "Swingline Bank" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

     9.10 Withholding Tax. (a) (a) Each Bank organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement, and on the Assignment and Acceptance Date pursuant to which it becomes a party to this Agreement in the case of each other Bank, and from time to time thereafter if requested in writing by the Company or the Agent (but only so long thereafter as such Bank remains lawfully able to do so), provide the Agent and the Company with (i) an accurate, complete, and duly executed Internal Revenue Service form W-8BEN or W-8ECI, as appropriate, or any successor or substitute form prescribed or permitted by the Internal Revenue Service, certifying that such Bank is entitled to claim the benefit of complete exemption from imposition of United States withholding tax under an income tax treaty to which the United States is a party in respect of payments made under this Agreement or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States and (ii) in the event that, by virtue of a change in law or regulations, such forms are no longer valid evidence of a Person's exemption from withholding which is reasonably satisfactory to the Company, other appropriate evidence supporting such Person's exemption from withholding as the Company may reasonably request.

     (b) For any period with respect to which a Bank or an Assignee has failed to provide the Company with the appropriate form described in Subsection 9.10(a) (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under Subsection 9.10(a)), such Bank or Assignee shall not be entitled to indemnification under Section 3.01(b) or (d) with respect to Taxes imposed by the United States.

     (c) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company owing to such Bank, such Bank agrees to notify the Company and Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company owing to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form W-8BEN as no longer valid.

     (d) If any Bank claiming exemption from United States withholding tax by filing IRS Form W-8ECI with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company owing to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

     (e) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by subsection
(a) of this Section are not delivered to the Company and Agent, then the Company or Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

     (f) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Company or the Agent, as the case may be, fully for all amounts paid, directly or indirectly, by the Company or the Agent, as the case may be, as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Company or the Agent, as the case may be, under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

     9.11 Co-Agents. None of the Banks identified on the facing page or signature pages of this Agreement as a "Documentation Agent," "Syndication Agent," "Senior Managing Agent" or "Managing Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE X
                                  MISCELLANEOUS

     10.01 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) and the Company and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:

     (a)  increase  or  extend  the  Commitment  of any  Bank  or the  Swingline
Commitment of the Swingline Bank (or reinstate any Commitment terminated pursuant to Section 8.02);

     (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document (including the date of any mandatory prepayment hereunder);

     (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (ii) below) any fees or other amounts payable hereunder or under any other Loan Document;

     (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder; or

     (e) amend this Section 10.01, subsection 2.04(e), Section 2.17, Section 2.18, the definition of "Majority Banks" herein, or any provision herein providing for consent or other action by all Banks or some specified amount of Banks;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Bank in addition to the

Majority Banks or all the Banks, as the case may be, increase the Swingline Commitment or otherwise affect the rights or duties of the Swingline Bank under this Agreement, and (iii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

     10.02 Notices(a) . (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 10.02; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

     (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mails, or if delivered, upon delivery; except that notices pursuant to
Article II or IX to the Agent shall not be effective until actually received by the Agent; and notices pursuant to Article II to the Swingline Bank shall not be effective until actually received by the Swingline Bank at the address specified for such Person on Schedule 10.02.

     (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

     10.03 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent, any Designated Bidder or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

  10.04 Costs and Expenses. The Company shall:

     (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent) within five Business Days after demand (subject to subsection 4.01(e)) for all reasonable costs and expenses incurred by BofA (including in its capacity as Agent) and the Lead Arranger in connection with (i) the development, preparation, delivery and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith and (ii) the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Agent) with respect thereto; and

     (b) pay or reimburse the Agent, the Lead Arranger, each Designated Bidder and each Bank within five Business Days after demand (subject to subsection 4.01(e)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans
(including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

     10.05 Company Indemnification. Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify, defend and hold the Agent-Related Persons, and each Bank, each Designated Bidder and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement, the other Loan Documents or any document contemplated by or referred to therein, or the transactions contemplated hereby, or any action taken or omitted by any such Indemnified Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section and in Section 10.04 shall survive payment of all other Obligations.

     10.06 Payments Set Aside. To the extent that the Company makes a payment to the Agent, any Designated Bidder or any Bank or the Agent, any Designated Bidder or any Bank exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent, such Designated Bidder or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank and each Designated Bidder severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

     10.07 Binding Effect; Successors and Assigns. This Agreement shall become effective when it shall have been executed by the Company, the Agent and the Banks and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

     10.08 Assignments, Participations, Etc(a). (a) Any Bank may, with the written consent of the Company, the Swingline Bank and the Agent (which in each case shall not be unreasonably withheld), at any time assign and delegate to one or more Eligible Assignees (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitment and the other rights and obligations of such Bank hereunder; provided, however, that (i) no written consent of the Company shall be required during the existence of a Default or an Event of Default; (ii) no written consent of the Company or the Agent or the Swingline Bank shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is a United States Affiliate of such Bank or another Bank; and (iii) except in connection with an assignment of all of a Bank's rights and obligations with respect to its Commitment and Loans, any such assignment (A) to an Eligible Assignee that is a Bank or an Affiliate of a Bank hereunder shall be equal to or greater than $5,000,000 or (B) to an Eligible Assignee that is not a Bank or an Affiliate of a Bank hereunder shall be equal to or greater than $10,000,000; and (iv) each such partial assignment shall be of a ratable part of the Loans, the Commitment and the other interests, rights and obligations hereunder of such assigning Bank; and provided further, however, that the Company, the Swingline Bank and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (A) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance Agreement substantially in the form of Exhibit E (an "Assignment and Acceptance") together with any Note or Notes subject to such assignment; (B) a written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, in substantially the form of the Notice of Assignment and Acceptance attached as Schedule 1 to the Assignment and Acceptance, shall have been given to the Company and the Agent by such Bank and the Assignee; and
(C) the assignor Bank or Assignee shall have paid to the Agent a processing fee in the amount of $3,500; and (D) the Agent, the Swingline Bank and the Company each shall have provided any required consent to such assignment in accordance with this Section. In connection with any assignment by BofA, its Swingline Commitment may be assigned in whole (and not part) and only in connection with an assignment transaction involving an assignment of all of its Commitment and Loans, and the Assignment and Acceptance may be appropriately modified to include an assignment and delegation of its Swingline Commitment and any outstanding Swingline Loans.

     (b) From and after the date that the Agent notifies the assignor Bank that the Agent has received (and, if required, provided its consent with respect thereto and, if necessary, received any other consents required under this
Section 10.08) an executed Assignment and Acceptance and payment of the above-referenced processing fee (such date referred to herein as the "Assignment and Acceptance Date", (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, (ii) this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom, and (iii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents; provided, however, that the assignor Bank shall not relinquish its rights under Article III or under Sections 10.04 and 10.05 (and any equivalent provisions of the other Loan Documents) to the extent such rights relate to the time prior to the effective date of the Assignment and Acceptance. The Commitment allocated to each Assignee shall reduce the Commitment of the assigning Bank pro tanto.

     (c) Within five Business Days after the Company's receipt of notice from the Agent that it has received (and, if necessary, consented to) an executed Assignment and Acceptance and payment of the processing fee (and provided that the Company and the Swingline Bank consent to such assignment in accordance with subsection 10.08(a)), the Company shall execute and deliver to the Agent any new Notes requested by such Assignee evidencing such Assignee's assigned Loans and Commitment and, if the assignor Bank has retained a portion of its Loans and its Commitment, replacement Notes as requested by the assignor Bank evidencing the Loans and Commitment retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank, if any).

     (d) Any Bank or Designated Bidder may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loans, the Commitment of that Bank and the other interests of that Bank or Designated Bidder (the "Originator") hereunder and under the other Loan Documents; provided, however, that (i) the Originator's obligations under this Agreement shall remain unchanged, (ii) the Originator shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the Originator in connection with the Originator's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 10.01. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Company hereunder shall be determined as if such Originator had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank or Designated Bidder (as the case may be) under this Agreement.

     (e) Notwithstanding any other provision in this Agreement, any Bank or Designated Bidder may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it (other than in respect of Swingline Loans) in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

     10.09 Designated Bidders. Any Bid Loan Bank may designate one Designated Bidder to have a right to offer and make Bid Loans pursuant to Section 2.06; provided, however, that (i) no such Bid Loan Bank may make more than one such designation, (ii) each such Bid Loan Bank making any such designation shall retain the right to make Bid Loans, and (iii) the parties to each such designation shall execute and deliver to the Agent a Designation Agreement. Upon its receipt of an appropriately completed Designation Agreement executed by a designating Bid Loan Bank and a designee representing that it is a Designated Bidder, the Agent will accept such Designation Agreement and give prompt notice thereof to the Company, whereupon such designation of such Designated Bidder shall become effective and such Designated Bidder shall become a party to this Agreement as a "Designated Bidder."

     10.10 Confidentiality. Each Bank and each Designated Bidder agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by the Agent on the Company's or such Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by such Bank or Designated Bidder, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to such Bank or Designated Bidder; provided, however, that any Bank or Designated Bidder may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which such Bank or Designated Bidder is subject or in connection with an examination of such Bank or Designated Bidder by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law;
(D) to the extent required in connection with any litigation or proceeding to which the Agent, any Bank, Designated Bidder or their respective Affiliates may be party; (E) to the extent required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's or Designated Bidder's independent auditors, legal counsel and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder; (H) as to any Bank or Designated Bidder or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Bank or Designated Bidder or such Affiliate; and (I) to its Affiliates.

     10.11 Set-off. In addition to any rights and remedies of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank and Designated Bidder is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank or Designated Bidder to or for the credit or the account of the Company against any and all Obligations owing to such Bank or Designated Bidder, now or hereafter existing. Each Bank and Designated Bidder agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank or Designated Bidder; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. Any Bank having outstanding both Committed Loans and Bid Loans at any time a right of set-off is exercised by such Bank and applying such setoff to the Loans shall apply the proceeds of such set-off first to such Bank's Committed Loans, until its Committed Loans are reduced to zero, and thereafter to its Bid Loans.

     10.12 Notification of Addresses, Lending Offices, Etc. Each Bank and each Designated Bidder shall notify the Agent in writing of any changes in the address to which notices to such Bank or Designated Bidder should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

     10.13 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     10.14 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     10.15 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks, the Designated Bidders, the Agent, the Agent-Related Persons, the Indemnified Persons and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     10.16 Governing Law and Jurisdiction(a) . (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE COMPANY, THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT, THE DESIGNATED BIDDERS AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT, THE DESIGNATED BIDDERS AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT, THE DESIGNATED BIDDERS AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

10.17 Waiver of Jury Trial. THE COMPANY, THE BANKS, THE DESIGNATED BIDDERS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS, THE DESIGNATED BIDDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     10.18 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Company, the Banks, the Designated Bidders, the Swingline Bank and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, oral or written, relating to the subject matter hereof and thereof.

                (remainder of page intentionally left blank)

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco, California by their proper and duly authorized officers as of the day and year first above written.

                                ALBERTSON'S, INC.

                                By:
                                Title:

                                BANK OF AMERICA, N.A., as Agent

                                By:
                                Title:

                                BANK OF AMERICA, N.A., as Swingline Bank and as a Bank

                                By:
                                Title:

                                BANK ONE, NA, as Documentation Agent and as a
                                Bank

                                By:
                                Title:

                               WACHOVIA BANK, N.A., as Syndication Agent and as a Bank

                               By:
                               Title:

                               BANCA DI ROMA, SAN FRANCISCO BRANCH

                               By:
                               Title:

                               THE BANK OF NEW YORK

                               By:
                               Title:

                               BANK OF OKLAHOMA, N.A.

                               By:
                               Title:

                               FIRSTAR BANK, NATIONAL ASSOCIATION

                               By:
                               Title:

                               FIRST UNION NATIONAL BANK

                               By:
                               Title:

                               FIRST SECURITY BANK, N.A.

                               By:
                               Title:

                               HUNTINGTON NATIONAL BANK

                               By:
                               Title:

                               INTERNATIONAL BANK OF COMMERCE

                               By:
                               Title:

                               KEYBANK NATIONAL ASSOCIATION

                               By:
                               Title:

                               THE NORTHERN TRUST COMPANY

                               By:
                               Title:

                               SOUTHTRUST BANK, N.A.

                               By:
                               Title:

                               SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                               By:
                               Title:

                               UMB BANK, N.A.

                               By:
                               Title:

                               UNION BANK OF CALIFORNIA, N.A.

                               By:
                               Title:

                               U.S. BANK NATIONAL ASSOCIATION

                               By:
                               Title:

                               WELLS FARGO BANK, N.A.

                               By:
                               Title:

                               MERRILL LYNCH BANK USA

                               By:
                               Title:

                                     ANNEX I
                                  PRICING GRID

Applicable Margin and Applicable Fee Amount (Facility Fee): The Facility Fee and the Applicable Margin for Offshore Rate Committed Loans and Base Rate Committed Loans shall be, at any time, the rate per annum set forth in the tables below. "Indebtedness Rating" means the long term unsecured senior, non-credit enhanced debt rating of the Company by Standard & Poor's Ratings Group or Moody's Investors Service Inc. (in the case of a split rating, the higher rating will apply, unless the split results in a difference of more than one rating, in which case the rating one rating below the highest rating will apply). Any change in the Applicable Margin or Applicable Fee Amount for the Facility Fee shall become effective five Business Days after any public announcement of Indebtedness Rating requiring such a change.

        Indebtedness                                          Offshore
           Rating                  Facility Fee             Rate Spread               Base Rate Spread
           ------                  ------------             -----------               ----------------
------------------------------ ---------------------- ------------------------- -----------------------------
------------------------------ ---------------------- ------------------------- -----------------------------

         => A or A2                   8.0 bps                 17.0 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------
------------------------------ ---------------------- ------------------------- -----------------------------

         => A- or A3                  9.0 bps                 21.0 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------
------------------------------ ---------------------- ------------------------- -----------------------------

       => BBB+ or Baa1               10.0 bps                 25.0 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------
------------------------------ ---------------------- ------------------------- -----------------------------

       < BBB+ or Baa1                12.5 bps                 32.5 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------

Applicable Fee Amount (Utilization Fee): The Utilization Fee applicable to Loans shall be, at any time, the rate per annum set forth in the table below, determined in accordance with usage:
--------------------------------------------------------------------------------

                           -------------------------- -----------------------
                                   Facility
                                    Usage %              Utilization Fee
                           -------------------------- -----------------------
                           -------------------------- -----------------------

                                      50%                    10.0 bps
                           -------------------------- -----------------------

If usage shall equal or exceed the applicable percentage specified above, the utilization fee corresponding to such percentage shall apply with respect to all outstanding Loans.

                                    Annex 1-1.

                                  SCHEDULE 2.01

                                   COMMITMENTS
                               AND PRO RATA SHARES


                                                                                 PRO RATA
 BANK                                            COMMITMENT                       SHARE
 ----                                           ------------                    -------------


BANK OF AMERICA, N.A.                           $135,000,000                   14.594594595%*

WACHOVIA BANK, N.A.                             $125,000,000                   13.513513514%*

BANK ONE, NA                                    $125,000,000                   13.513513514%*

WELLS FARGO BANK, N.A.                           $75,000,000                    8.108108108%*

U.S. BANK NATIONAL ASSOCIATION                   $75,000,000                    8.108108108%*

FIRST UNION NATIONAL BANK                        $75,000,000                    8.108108108%*

UNION BANK OF CALIFORNIA, N.A.                   $75,000,000                    8.108108108%*

THE NORTHERN TRUST COMPANY                       $42,500,000                    4.594594595%*

FIRST SECURITY BANK, N.A.                        $42,500,000                    4.594594595%*

SUNTRUST BANK                                    $25,000,000                    2.702702703%*

KEYBANK NATIONAL ASSOCIATION                     $25,000,000                    2.702702703%*

THE HUNTINGTON NATIONAL BANK                     $25,000,000                    2.702702703%*

THE BANK OF NEW YORK                             $12,500,000                    1.351351351%*

INTERNATIONAL BANK OF COMMERCE                   $12,500,000                    1.351351351%*

UMB BANK, N.A.                                   $12,500,000                    1.351351351%*

SOUTHTRUST BANK, N.A.                            $12,500,000                    1.351351351%*

BANCA DI ROMA, SAN FRANCISCO BRANCH              $12,500,000                    1.351351351%*

FIRSTAR BANK, NATIONAL ASSOCIATION               $12,500,000                    1.351351351%*

BANK OF OKLAHOMA, N.A.                            $5,000,000                    0.540540541%*


TOTAL                                          $925,000,000.00                          100%

* [9 DECIMAL PTS.]

                                    S-2.01-1.

                                 SCHEDULE 10.02

             PAYMENT OFFICES; ADDRESSES FOR NOTICES; LENDING OFFICES

COMPANY

Address for Notices:

Albertson's, Inc.
250 Park Center Blvd.
Box 20
Boise, Idaho  83726
Attention:      Finance Department
Telephone:      (208) 395-6534
Facsimile:      (208) 395-6631

BANK OF AMERICA, N.A.
     as Agent

Notices for Borrowing, Conversions/Continuations, and Payments:

Bank of America, N.A.
Mail Code:  CA4-706-05-09
Agency Services #5596
1850 Gateway Boulevard, 5th Floor
Concord, California  94520
Attention:      Tosha Clements
Telephone:      (925) 675-8409
Facsimile:      (925) 969-2805

Other Notices:

Bank of America, N.A.
Retail Industry Group #33751
Mail Code:  CA5-705-41-89
555 California Street, 41st Floor
San Francisco, California  94104
Attention:      James P. Johnson
Telephone:      (415) 622-6177
Facsimile:      (415) 622-4585


                                     S-10.02-1.

Agent's Payment Office:

Bank of America, N.A.
Attention:      Agency Services #5596
Reference:      Albertson's, Inc.
For credit to Acct. No. 3750836479
ABA No. 111000012


BANK OF AMERICA, N.A.
     as Swingline Bank and as a Bank

Domestic and Offshore Lending Office:
(Borrowing Notices, Notices of Conversion/Continuation and Payments)

Bank of America, N.A.
Mail Code: CA4-706-05-09
1850 Gateway Boulevard, 4th Floor
Concord, California  94520
Attention:      Tosha Clements
Telephone:      (925) 675-8409
Facsimile:      (925) 969-2805

All other Notices:

Bank of America, N.A.
Retail Industry Group # 33751
Mail Code: CA5-705-41-89
555 California Street, 41st Floor
San Francisco, California  94104
Attention:      James P. Johnson
Telephone:      (415) 622-6177
Facsimile:      (415) 622-4585

WACHOVIA BANK, N.A.
         as Syndication Agent and as a Bank

Domestic and Offshore Lending Office:
Wachovia Bank, N.A.
191 Peachtree Street NE
MC-GA 370
Atlanta, Georgia  30303
Attention:        Bill Allen
Telephone:        (404) 332-5271
Facsimile:        (404) 332-4320


                                     S-10.02-2.

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

Wachovia Bank, N.A.
191 Peachtree Street NE
MC-GA 370
Atlanta, Georgia  30303
Attention:        John A. Whitner
Telephone:        (404) 332-6738
Facsimile:        (404) 332-6898

BANK ONE, NA
         as Documentation Agent and as a Bank

Domestic and Offshore Lending Office:

Bank One, NA
One Bank One Plaza
IL1-0088, 14th Floor
Chicago, Illinois  60670
Attention:        Karen Hannusch
Telephone:        (312) 732-9868
Facsimile:        (312) 732-2715

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Bank One, NA
One Bank One Plaza
IL1-0086, 14th Floor
Chicago, Illinois  60670
Attention:        Eva Drinis
Telephone:        (312) 732-5037
Facsimile:        (312) 336-4380

WELLS FARGO BANK, N.A.
         as Senior Managing Agent and as a Bank

Domestic and Offshore Lending Office:

Wells Fargo Bank, N.A.
707 Wilshire Boulevard, 16th Floor
MAC E28-18-165
Los Angeles, California  90017
Attention:        Matthew Frey
Telephone:        (213) 614-5038
Facsimile:        (213) 614-2305


                                     S-10.02-3.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Wells Fargo Bank, N.A.
999 Third Avenue
Seattle, Washington  98104
Attention:        Steve Andersen
Telephone:        (206) 292-3666
Facsimile:        (206) 292-3595

U.S. BANK NATIONAL ASSOCIATION
         as Senior Managing Agent and as a Bank

Domestic and Offshore Lending Office:

U.S. Bank National Association
101 South Capital Boulevard
Boise, Idaho  83702
Attention:        Kathy O'Grady
Telephone:        (503) 275-3805
Facsimile:        (503) 275-8181

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

U.S. Bank National Association
101 South Capital Boulevard
Boise, Idaho  83702
Attention:        James W. Henken
Telephone:        (208) 383-7823
Facsimile:        (208) 383-7563

FIRST UNION NATIONAL BANK
         as Senior Managing Agent and as a Bank

Domestic and Offshore Lending Office:

First Union National Bank
301 South College Street, 4th Floor
Charlotte, North Carolina  28288-0479
Attention:        Todd Tucker
Telephone:        (704) 383-0905
Facsimile:        (704) 383-7999



                                     S-10.02-4.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

First Union National Bank
One First Union Center
Charlotte, North Carolina  28288
Attention:        Mike Grady
Telephone:        (704) 383-7514
Facsimile:        (704) 383-7236

UNION BANK OF CALIFORNIA, N.A.
         as Senior Managing Agent and as a Bank

Domestic and Offshore Lending Office:

Union Bank of California, N.A.
Commercial Customer Service Unit
1980 Saturn Street
Monterey Park, California  91755
Attention:        Ruby Gonzales
Telephone:        (323) 720-7055
Facsimile:        (323) 724-6198

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Union Bank of California, N.A.
350 California Street, 6th Floor
San Francisco, California  94104
Attention:        Timothy P. Streb
Telephone:        (415) 705-7021
Facsimile:        (415) 705-7085

THE NORTHERN TRUST COMPANY
         as Managing Agent and as a Bank

Domestic and Offshore Lending Office:

The Northern Trust Company
50 South LaSalle
Chicago, Illinois  60675
Attention:        Linda Honda
Telephone:        (312) 444-3532
Facsimile:        (312) 630-1566

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

The Northern Trust Company
50 South LaSalle
Chicago, Illinois  60675
Attention:        Patrick J. Connelly
Telephone:        (312) 444-5048
Facsimile:        (312) 444-5055

FIRST SECURITY BANK, N.A.
         as Managing Agent and as a Bank

Domestic and Offshore Lending Office:

First Security Bank, N.A.
Commercial Loan Account Center
P.O. Box 7666
Boise, Idaho  83707-1666
Attention:        Mary Wissel
Telephone:        (208) 393-4046
Facsimile:        (208) 393-4540



                                     S-10.02-5.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

First Security Bank, N.A.
Idaho Corporate Banking
119 North 9th Street
Boise, Idaho  83702
Attention:        Mary Monroe
Telephone:        (208) 393-2106
Facsimile:        (208) 393-2472


THE BANKS

SUNTRUST BANK, CENTRAL FLORIDA, N.A.

Domestic and Offshore Lending Office:

Suntrust Bank, Central Florida, N.A.
200 South Orange Avenue
Orlando, Florida  32801
Attention:        Joanna Contreras
Telephone:        (407) 237-5283
Facsimile:        (407) 237-5342


                                     S-10.02-6.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Suntrust Bank, Central Florida, N.A.
303 Peachtree Street, 3rd Floor
Atlanta, Georgia  30308
Attention:        Ann Ford
Telephone:        (407) 724-3899
Facsimile:        (407) 827-6270


KEYBANK NATIONAL ASSOCIATION

Domestic and Offshore Lending Office:

KeyBank National Association
831 East Parkcenter Boulevard
Boise, Idaho  88705
Attention:        Specialty Services Team
Telephone:        (800) 297-5518
Facsimile:        (800) 297-5495

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

KeyBank National Association
700 Fifth Avenue
WA31-10-4612
Seattle, Washington  98104
Attention:        Patrick Kennedy
Telephone:        (206) 684-6079
Facsimile:        (206) 684-6035

THE HUNTINGTON NATIONAL BANK

Domestic and Offshore Lending Office:

The Huntington National Bank
7450 Huntington Park Drive
Mail Code HZ0338
Columbus, Ohio  43235
Attention:        Alla Kier
Telephone:        (614) 480-1200
Facsimile:        (614) 480-2533



                                     S-10.02-7.

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

The Huntington National Bank
240 South Pineapple Avenue
Mail Code FL631
Sarasota, Florida 34236
Attention:  James C. Wardlaw
Telephone:        (941) 951-4686
Facsimile:        (941) 951-4659

THE BANK OF NEW YORK

Domestic and Offshore Lending Office:

The Bank of New York
One Wall Street, 8th Floor
New York, New York  10286
Attention:        Charlotte Sohn
Telephone:        (212) 635-7869
Facsimile:        (212) 635-1481/1483

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

The Bank of New York
One Wall Street, 8th Floor
New York, New York  10286
Attention:        Charlotte Sohn
Telephone:        (212) 635-7869
Facsimile:        (212) 635-1481/1483

INTERNATIONAL BANK OF COMMERCE

Domestic and Offshore Lending Office:

International Bank of Commerce
130 East Travis
San Antonio, Texas  78205
Attention:        Christine D. McCullar
Telephone:        (210) 518-2507
Facsimile:        (210) 518-2591



                                     S-10.02-8.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

International Bank of Commerce
130 East Travis
San Antonio, Texas  78205
Attention:        Thomas Travis
Telephone:        (210) 518-2502
Facsimile:        (210) 518-2590

UMB BANK, N.A.

Domestic and Offshore Lending Office:

UMB Bank, n.a.
1010 Grand Boulevard
Kansas City, Missouri  64106
Attention:        Vaughnda Ritchie
Telephone:        (816) 860-7019
Facsimile:        (816) 860-3772

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

UMB Bank, n.a.
1010 Grand Boulevard
Kansas City, Missouri  64106
Attention:        David A. Proffitt
Telephone:        (816) 860-7935
Facsimile:        (816) 860-7143

SOUTHTRUST BANK

Domestic and Offshore Lending Office:

SouthTrust Bank
600 West Peachtree Street, 27th Floor
Atlanta, Georgia  30308
Attention:        Robert M. Searson
Telephone:        (404) 853-5754
Facsimile:        (404) 853-5766



                                     S-10.02-9.

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

SouthTrust Bank
600 West Peachtree Street, 27th Fl
Atlanta, Georgia  30308
Attention:        Donna King
Telephone:        (404) 853-5763
Facsimile:        (404) 853-5766

BANCA DI ROMA, SAN FRANCISCO BRANCH

Domestic and Offshore Lending Office:

Banca di Roma, San Francisco Branch
One Market
Steuart Tower, Suite 1000
San Francisco, California  94105
Attention:        Richard G. Dietz
Telephone:        (415) 977-7320
Facsimile:        (415) 357-9869

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

Banca di Roma, San Francisco Branch
One Market
Steuart Tower, Suite 1000
San Francisco, California  94105
Attention:        Thomas C. Woodruff
Telephone:        (415) 977-7308
Facsimile:        (415) 357-9869

FIRSTAR BANK, NATIONAL ASSOCIATION

Domestic and Offshore Lending Office:

Firstar Bank, National Association
Commercial Loan Operations
1850 Osborn Avenue
Oshkosh, Wisconsin  54901
Attention:        Patti Gumbert
Telephone:        (920) 426-7913
Facsimile:        (920) 426-7655



                                     S-10.02-10.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Firstar Bank, National Association
425 Walnut Street, 8th Floor
Mail Location 8160
Cincinnati, Ohio  45202
Attention:        Richard W. Neltner
Telephone:        (513) 632-4073
Facsimile:        (513) 632-2068

BANK OF OKLAHOMA, N.A.

Domestic and Offshore Lending Office:

Bank Of Oklahoma, N.A.
P.O. Box 2300
Tulsa, Oklahoma  94192
Attention:        Sharon Shannon
Telephone:        (918) 588-6335
Facsimile:        (918) 588-8231

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Bank Of Oklahoma, N.A.
One Williams Tower
Tulsa, Oklahoma  94192
Attention:        Jane Faulkenberry
Telephone:        (918) 588-6272
Facsimile:        (918) 588-8231


                                     S-10.02-11.

                                    EXHIBIT A

                           FORM OF NOTICE OF BORROWING

Date:  ______________

To:       Bank of America, N.A.,
               as Agent

Ladies and Gentlemen:

         The undersigned, Albertson's, Inc. (the "Company"), refers to the Credit Agreement, dated as of March 22, 2000 (as extended, renewed, amended or restated from time to time, the "5-Year Credit Agreement"), among the Company, the several financial institutions from time to time party thereto (the "Banks"), the Co-Agents party thereto, and Bank of America, N.A., as Agent (the "Agent"), the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.03 of the 5-Year Credit Agreement, of the Committed Borrowing specified below:

1. The Business Day of the proposed Committed Borrowing is _______________.

2. The aggregate amount of the proposed Committed Borrowing is $______________.

3. The Committed Borrowing is to be comprised of $___________ of [Base Rate Committed Loans] [Offshore Rate Committed Loans].

4. [The duration of the Interest Period for the Offshore Rate Committed Loans included in the Committed Borrowing shall be _____ months.]

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Committed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties of the Company contained in Article V of the 5-Year Credit Agreement are true and correct as though made on and as of such date, except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such date, and except that this notice shall be deemed instead to refer to the last day of the most recent year for which financial statements have then been delivered in respect of the representation and warranty made in
          Section 5.10(a) of the 5-Year Credit Agreement;

               (b)  no  Default  or  Event  of  Default  has   occurred  and  is
          continuing, or would result from such proposed Borrowing;

               (c) there has occurred since January 28, 1999 no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; and



                                     A-1.

               (d) after giving effect to the proposed Committed Borrowing, the aggregate principal amount of all outstanding Committed Loans plus the aggregate principal amount of all Bid Loans outstanding, shall not at any time exceed the Aggregate Commitments.


                                        ALBERTSON'S, INC.


                                        By:
                                        Title:




                                     A-2.

                                    EXHIBIT B

                    FORM OF NOTICE OF CONVERSION/CONTINUATION


Date:  _______________

To:       Bank of America, N.A.,
               as Agent

Ladies and Gentlemen:

         The undersigned, Albertson's (the "Company"), refers to the Credit Agreement, dated as of March 22, 2000 (as extended, renewed, amended or restated from time to time, the "5-Year Credit Agreement"), among the Company, the several financial institutions from time to time party thereto (the "Banks"), the Co-Agents party thereto, and Bank of America, N.A., as Agent (the "Agent"), the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.04 of the 5-Year Credit Agreement, of the [conversion] [continuation] of Committed Loans specified below:

1. The Conversion/Continuation Date is ______________.

2. The aggregate amount of the Committed Loans to be [converted] [continued] is $_______________.

3. The Committed Loans are to be [converted into] [continued as] [Offshore Rate Committed Loans] [Base Rate Committed Loans].

4. [The duration of the Interest Period for the [Offshore Rate Committed Loans] included in the [conversion][continuation] shall be [____ months].]


                                        ALBERTSON'S, INC.


                                        By:
                                        Title:


                                     B-1.

                                    EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE


                                ALBERTSON'S, INC.

                    Financial Statements Date: ______________


         Reference is made to that certain Credit Agreement dated as of March 22, 2000 (as extended, renewed, amended or restated from time to time, the "5-Year Credit Agreement"), among ______________ (the "Company"), the several financial institutions from time to time party thereto (the "Banks"), the Co-Agents party thereto, and Bank of America, N.A., as Agent (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the 5-Year Credit Agreement.

         The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that he/she is the [_______________] of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Agent on the behalf of the Company and its consolidated Subsidiaries, and that:

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 6.01(a) of the 5-Year Credit Agreement.]

         1. Attached hereto are true and correct copies of the audited consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of the fiscal year ended _______________ and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the SEC, accompanied by the unqualified opinion of the Independent Auditor, which opinion
(a) shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (b) is not qualified as to (i) going concern, or (ii) any limitation in the scope of audit.

                                       or

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 6.01(b) of the 5-Year Credit Agreement.]

1. Attached hereto are true and correct copies of the unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of the fiscal quarter ended _________ and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, which are complete and accurate in all material respects and fairly present, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position, the results of operations and the cash flows of the Company and the Consolidated Subsidiaries.

2. The undersigned has reviewed and is familiar with the terms of the 5-Year Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company and its Subsidiaries during the accounting period covered by the attached financial statements.

3. The Company and its Subsidiaries, during such period, have observed, performed or satisfied all of the covenants and other agreements, and satisfied every condition in the 5-Year Credit Agreement to be observed, performed or satisfied by the Company and its Subsidiaries, and the undersigned has no knowledge of any Default or Event of Default.

4. The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as the ____________ of the Company as of ____________, ________.



                                   ALBERTSON'S, INC.


                                   By:
                                   Title:

                                   SCHEDULE 1
                          to the Compliance Certificate


                                ALBERTSON'S, INC.
               5-YEAR CREDIT AGREEMENT DATED AS OF MARCH 22, 2000

Dated _________________

For the fiscal quarter ended __________

(in thousands)



Consolidated Tangible Net Worth Calculation:


Common stock                                                        $___________
Capital in excess                                                    ___________
Retained earnings                                                    ___________

Stockholders' equity                                                 ___________

    Plus:       Deferred investment tax credits                      ___________
    Minus:      Intangible assets:
                (specify)                                            ___________
    Plus:       CTNW Adjustments, if any:
                (specify)                                            ___________

Consolidated Tangible Net Worth                                      $__________



Section 7.05: Consolidated Tangible Net Worth shall be not less
              than $2.1 billion                                      $__________

                                    EXHIBIT D

                   FORM OF LEGAL OPINION OF COMPANY'S COUNSEL

                   [Form of opinion of Thomas R. Saldin, Esq.,
          Executive Vice-President and General Counsel to the Company]

                                 March 22, 2000


To the Banks and the Agent Referred to Below
c/o Bank of America N.A., as Agent

                  Re:      Albertson's, Inc.

Ladies and Gentlemen:

                  I have acted as counsel for Albertson's, Inc. (the "Company") in connection with the Credit Agreement, dated as of March 22, 2000 (the "5-Year Credit Agreement") among the Company, the financial institutions party thereto (the "Banks"), the Documentation Agent and the Syndication Agent party thereto, and Bank of America N.A., as Agent (the "Agent").

                  This opinion is being delivered to you pursuant to Section 4.01(d) of the 5-Year Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed thereto in the 5-Year Credit Agreement.

                  I have examined originals or copies, certified or otherwise identified to my satisfaction, of the Loan Documents and such other documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

                  In my examination I have assumed the legal capacity of all natural persons, the genuineness of all signatures, including endorsements, the authority of all persons signing each of the documents on behalf of the parties thereto (other than the Company), the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which I did not independently establish or verify, I have relied upon oral or written statements and representations of officers and other representatives of the Company and others, and factual representations contained in the Loan Documents.

                  I am a member of the Bar of the State of Idaho, and I express no opinion as to the laws of any jurisdiction, or the effect of any such laws on the opinions herein stated, other than (i) the laws of the State of Idaho, (ii) the General Corporation Law of the State of Delaware (the "Delaware Statute") with respect to the opinions set forth in paragraph 1 hereof, and (iii) the federal laws of the United States of America to the extent specifically referred to herein.

                  Upon the basis of the foregoing, I am of the opinion that:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the Delaware Statute, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Company is qualified as a foreign corporation and is in good standing in the State of Idaho.

     2. The execution, delivery and performance by the Company of the Loan Documents are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

     3. The Loan Documents have been duly executed and delivered by the Company and constitute valid and binding agreements of the Company, in each case enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity. Insofar as this opinion addresses instruments or agreements expressed to be governed by New York law, it is my opinion (i) that an Idaho court would give effect to such choice of New York Law and (ii) in any event, the conclusion stated in this paragraph would be correct as a matter of Idaho law.

     4. Except as disclosed in the Company's 1998 Form 10-K, there is no action, suit or proceeding pending against, or to the best of my knowledge threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could materially adversely effect the business, consolidated financial position or consolidated reports of operations of the Company and its Consolidated Subsidiaries, considered as a whole or which in any manner draws into question the validity of the Loan Documents.

     5. The Company is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  This opinion is being furnished only to you solely for your benefit in connection with the 5-Year Credit Agreement and is not to be used, circulated, quoted, referred to or relied upon by any other person or for any other purpose without my prior express written consent; provided, the Agent and each Bank may deliver a copy to its legal counsel in connection with the 5-Year Credit Agreement, to any prospective Assignee or Participant of any Bank and to any successor Agent, and such legal counsel, any Assignee or Participant and any successor Agent shall be entitled to rely hereon, it being understood that this opinion is rendered only as of the date hereof.

                                Very truly yours,

                                    EXHIBIT E

                        FORM OF ASSIGNMENT AND ACCEPTANCE


         This  ASSIGNMENT  AND  ACCEPTANCE   AGREEMENT  (this   "Assignment  and
Acceptance") dated as of _____________ is made between __________________ (the "Assignor") and ________________ (the "Assignee").

                                    RECITALS

         WHEREAS, the Assignor is party to that certain Credit Agreement dated as of March 22, 2000 (as amended, restated, modified, supplemented or renewed from time to time, the "5-Year Credit Agreement"), among Albertson's, Inc. (the "Company"), the several financial institutions from time to time party thereto (including the Assignor, the "Banks"), the Co-Agents party thereto, and Bank of America, N.A., as agent for the Banks (the "Agent"). Any terms defined in the 5-Year Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the 5-Year Credit Agreement;

         WHEREAS, as provided under the 5-Year Credit Agreement, the Assignor has committed to making Loans to the Company in an aggregate amount not to exceed $__________ (the "Commitment");

         WHEREAS, [the Assignor has made Loans in the aggregate principal amount of $__________ to the Company consisting of $___________ principal amount of Committed Loans [and $____________ principal amount of Bid Loans]] [no Loans are outstanding under the 5-Year Credit Agreement]; and

         WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the 5-Year Credit Agreement in respect of its Commitment, [together with a corresponding portion of each of its outstanding Loans], in an amount equal to ___% of the Assignor's Commitment and Loans, on the terms and subject to the conditions set forth herein, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1.   Assignment and Acceptance.

     (a) Subject to the terms and conditions of this  Assignment and Acceptance,
(i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) ___% (the "Assignee's Percentage Share") of (A) the Commitment [and the Loans] of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the 5-Year Credit Agreement and the Loan Documents.

     (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the 5-Year Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank under the 5-Year Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in the amount set forth in subsection (c) below. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the 5-Year Credit Agreement are required to be performed by it as a Bank. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the portion thereof assigned to the Assignee hereunder, and the Assignor shall relinquish its rights and be released from its obligations under the 5-Year Credit Agreement to the extent such obligations have been assumed by the Assignee;
provided,  however,  that the  Assignor  shall not  relinquish  its rights under
Article III or Sections 10.04 and 10.05 of the 5-Year Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

     (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date: (i) the Assignee's Commitment will be $__________; and
(ii) the Assignee's aggregate outstanding Committed Loans will be $_______________ [and its aggregate outstanding Bid Loans will be $___________].

     (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date: (i) the Assignor's Commitment will be $__________; and
(ii) the Assignor's aggregate outstanding Committed Loans will be $_______________ [and its aggregate outstanding Bid Loans will be $___________].

2.   Payments.

     (a) As consideration for the sale,  assignment and transfer contemplated in
Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee's Percentage Share of the principal amount of all Loans previously made by the Assignor to the Company under the 5-Year Credit Agreement and outstanding on the Effective Date.

     (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in Section 10.08 of the 5-Year Credit Agreement.

3. Reallocation of Payments. Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment [and Loans] of the Assignor shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the portion of such Commitment [and Loans] assigned to the Assignee shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

4. Independent Credit Decision. The Assignee: (a) acknowledges that it has received a copy of the 5-Year Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 5.10 or Section 6.01 of the 5-Year Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the 5-Year Credit Agreement.

5.   Effective Date; Notices.

     (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be ______________ (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

          (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

          (ii) any consent of the Company, the Swingline Bank and the Agent required under Section 10.08 of the 5-Year Credit Agreement for the effectiveness of the assignment hereunder by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;

          (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

          (iv) the  processing  fee  referred  to in Section  2(b) hereof and in
     Section 10.08 of the 5-Year Credit Agreement shall have been paid to the Agent; and

          (v) the Assignor and Assignee shall have complied with the other requirements of Section 10.08 of the 5-Year Credit Agreement and with the requirements of Sections 9.10 and 10.10 of the 5-Year Credit Agreement (in each case to the extent applicable).

     (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Company and the Agent for acknowledgement by the Agent, a Notice of Assignment substantially in the form attached hereto as
Schedule 1.

6. Agent. The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the 5-Year Credit Agreement as are delegated to the Agent by the Banks pursuant to the terms of the 5-Year Credit Agreement. [The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the 5-Year Credit Agreement.] [INCLUDE ONLY IF ASSIGNOR IS AGENT]

7. Withholding Tax. The Assignee (a) represents and warrants to the Assignor, the Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Bank with respect to any payments to be made to the Assignee hereunder, and (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Company prior to the time that the Agent or

Company is required to make any payment of interest or fees under the 5-Year Credit Agreement, duplicate executed originals of either U.S. Internal Revenue Service Form W-8BEN or U.S. Internal Revenue Service Form W-8ECI (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8BEN or W-8ECI upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, as and when required under the 5-Year Credit Agreement.

8.   Representations and Warranties.

     (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than those referred to in Section 5(a)(ii) hereof and any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the 5-Year Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the 5-Year Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the 5-Year Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the 5-Year Credit Agreement or any other instrument or document furnished in connection therewith.

     (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder;
(ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than those referred to in Section 5(a)(ii) hereof and any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the 5-Year Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

9.   Further Assurances.

     (a) The Company shall ensure that all written information, exhibits and reports furnished to the Agent or the Banks do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Banks and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement or recordation thereof.

     (b) Promptly upon request by the Agent or the Majority Banks, the Company shall (and shall cause any of its Subsidiaries to) do, execute, acknowledge, and deliver, any and all such further acts, certificates, assurances and other instruments the Agent or such Banks, as the case may be, may reasonably require from time to time in order to carry out more effectively the purposes of this Agreement or any other Loan Document.

10.  Miscellaneous.

     (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

     (b) All payments made hereunder shall be made without any set-off or counterclaim.

     (c) The Assignor and the Assignee shall each pay its own costs and expenses
incurred  in  connection  with  the  negotiation,   preparation,  execution  and
performance of this Assignment and Acceptance.

     (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THE ASSIGNOR AND THE ASSIGNEE EACH IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT AND ACCEPTANCE AND IRREVOCABLY AGREES THAT

ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH PARTY TO THIS ASSIGNMENT AND ACCEPTANCE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS ASSIGNMENT AND ACCEPTANCE OR ANY DOCUMENT RELATED HERETO, AND PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

(f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, AND ANY RELATED DOCUMENTS AND AGREEMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES ALSO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.

[Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the 5-Year Credit Agreement.]

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                [ASSIGNOR]


                                By:
                                Title:

                                [ASSIGNEE]


                                By:
                                Title:

                                   SCHEDULE 1
                        to the Assignment and Acceptance


                       NOTICE OF ASSIGNMENT AND ACCEPTANCE


Date: ___________________
Bank of America, N.A.
Retail Industry Group #33751
[Mail Code:  CA5-705-41-89]
555 California Street, 41st Floor
San Francisco, CA  94104
Attention: James P. Johnson
Telephone:  (415) 622-6177
Facsimile:   (415)

Albertson's, Inc.
250 Park Center Blvd.
Box 20
Boise, ID  83726
Attention:  Finance Department
Telephone:  (208) 395-6534
Facsimile:   (208) 395-6631

Ladies and Gentlemen:

         We refer to the Credit Agreement dated as of March 22, 2000 (as amended, restated, modified, supplemented or renewed from time to time, the "5-Year Credit Agreement") among Albertson's, Inc. (the "Company"), the Banks referred to therein, the Co-Agents party thereto, and Bank of America, N.A., as Agent for the Banks (the "Agent"). Terms defined in the 5-Year Credit Agreement are used herein as therein defined.

         1. We hereby give you notice of[, and request the consent of the Swingline Bank, [the Company and] the Agent to,] the assignment by ________________________ (the "Assignor") to ____________________ (the
"Assignee") of ____% of the right, title and interest of the Assignor in and to the 5-Year Credit Agreement (including, without limitation, ____% of the right, title and interest of the Assignor in and to the Commitment of the Assignor [and all outstanding Loans made by the Assignor]) pursuant to that certain Assignment and Acceptance Agreement, dated as of ___________ (the "Assignment and
Acceptance")  between  Assignor and  Assignee,  a copy of which  Assignment  and
Acceptance  is attached  hereto.  Before giving  effect to such  assignment  the
Assignor's Commitment is $___________. [The Assignor has made Loans in the aggregate principal amount of $__________ to the Company consisting of $___________ principal amount of Committed Loans [and $____________ principal amount of Bid Loans].] [No Loans are outstanding under the 5-Year Credit Agreement.]


                                     1.

         2. The Assignee agrees that, upon receiving the consent of the Company and the Agent to such assignment (if applicable) and from and after the Effective Date (as such term is defined in Section 5 of the Assignment and Acceptance), the Assignee shall be bound by the terms of the 5-Year Credit Agreement, with respect to the interest in the 5-Year Credit Agreement assigned to it as specified above, as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the 5-Year Credit Agreement.

         3.       The following administrative details apply to the Assignee:

         (A)      Lending Office(s):

                 Assignee name:
                 Address:



                 Attention:
                 Telephone:              (    )
                                         ------
                 Facsimile:              (    )
                                         ------

                 Assignee name:
                 Address:



                 Attention:
                 Telephone:              (    )
                                         ------
                 Facsimile:              (    )
                                         ------

         (B)     Notice Address:

                 Assignee name:
                 Address:



                 Attention:
                 Telephone:              (    )
                                         ------
                 Facsimile:              (    )
                                         ------

         (C)     Payment Instructions:

                 Account No.:
                 At:

                                     2.

                 Reference:
                 Attention:

         4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

         5. This Notice of Assignment and Acceptance may be executed by the Assignor and the Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same notice and agreement.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.


                                        Very truly yours,
Adjusted Commitment:                    [ASSIGNOR]
-------------------
$                                       By:
 -----------------------------

                                        Title:

Adjusted Pro Rata Share:
-----------------------

-------%

Commitment:                             [ASSIGNEE]
----------

$                            ]          By:
 ----------------------------

                                        Title:

Pro Rata Share:
--------------

-------%

[CONSENTED TO this _____ day of ___________________:

ALBERTSON'S, INC.

By:

Title:                                             ]
        -------------------------------------------


                                     3.

ACKNOWLEDGED [AND CONSENTED TO] this ____ day of ________:

BANK OF AMERICA, N.A., as Agent and as Swingline Bank

By:

Title:


                                     4.

                                    EXHIBIT F

                     FORM OF INVITATION FOR COMPETITIVE BIDS



Via Facsimile

Date:  __________________

To the Bid Loan Banks and Designated Bidders Listed on Annex A Attached Hereto
                                                       -------

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated as of March 22, 2000 (as extended, renewed, amended or restated from time to time, the "5-Year Credit Agreement"), among _______________ (the "Company"), the Banks party thereto, the Co-Agents party thereto, and Bank of America, N.A., as Agent for the Banks (the "Agent"). Capitalized terms used herein have the meanings specified in the 5-Year Credit Agreement.

         Pursuant to subsection 2.06(b) of the 5-Year Credit Agreement, you are hereby invited to submit offers to make Bid Loans to the Company based on the following specifications:

1.       Date of Bid Borrowing: _______________;

2.       Aggregate amount of Bid Borrowing:  $___________________;

3.       The Bid Loans shall be Absolute Rate Bid Loans; and

4.       Interest Period[s] and requested Interest Payment Dates, if any:
         [____________________], [________________] and
         [________________].

         All Competitive Bids shall be in the form of Exhibit H to the 5-Year Credit Agreement and shall be received by the Agent no later than 7:30 a.m. (San Francisco time) on ___________, 2000; provided that terms of the offer or offers contained in any Competitive Bid(s) to be submitted by the Agent (or any Affiliate of the Agent) in the capacity of a Bid Loan Bank or Designated Bidder shall be notified to the Company not later than 7:15 a.m. (San Francisco time) on ________________.

                                     BANK OF AMERICA, N.A., as Agent

                                     By:
                                     Title:

                                     ANNEX A
                     to the Invitation for Competitive Bids


                  List of Bid Loan Banks and Designated Bidders

[Bank]
       Facsimile: (415) 622-____
[Bank]
       Facsimile: (___) ___-____
[Bank]
       Facsimile: (___) ___-____
[Bank]
       Facsimile: (___) ___-____
[Bank]
       Facsimile: (___) ___-____

                                    EXHIBIT G

                         FORM OF COMPETITIVE BID REQUEST


Date:  _______________

To:       Bank of America, N.A.,
               as Agent

Ladies and Gentlemen:

         Reference is made to the Credit Agreement dated as of March 22, 2000 (as extended, renewed, amended or restated from time to time, the "5-Year Credit Agreement"), among Albertson's, Inc. (the "Company"), the Banks party thereto, the Co-Agents party thereto, and Bank of America, N.A., as Agent for the Banks (the "Agent"). Capitalized terms used herein have the meanings specified in the 5-Year Credit Agreement.

         This is a  Competitive  Bid Request  for Bid Loans  pursuant to Section
2.06 of the 5-Year Credit Agreement as follows:

         (i) The Business Day of the proposed Bid Borrowing is:  ______________.

         (ii) The aggregate amount of the proposed Bid Borrowing is:
$___________________.

         (iii) The proposed Bid Borrowing to be made pursuant to Section 2.06 shall be comprised of Absolute Rate Bid Loans.

         (iv) The Interest Period[s] and Interest Payment Dates, if any, for the Bid Loans comprised in the Bid Borrowing shall be: _______________, [_________________] and [___________________].

         [The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Bid Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a) the  representations  and  warranties of the Company  contained in
     Article V of the 5-Year Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such date and except that this notice shall be deemed instead to refer to the last day of the most recent quarter and year for which financial statements have then been delivered in respect of the representation and warranty made in Section 5.10(a) of the 5-Year Credit Agreement);

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Bid Borrowing; and

          (c) after giving effect to the Bid Borrowing requested hereby the outstanding aggregate principal amount of all Bid Loans made by all Bid Loan Banks and Designated Bidders, plus the outstanding aggregate principal amount of all Committed Loans made by all Banks, will not exceed the Aggregate Commitment.
                                          ALBERTSON'S, INC.

                                          By:  ______________________________
                                          Title: _____________________________

                                    EXHIBIT H

                             FORM OF COMPETITIVE BID


Date:  _______________

To: Bank of America, N.A.,
    as Agent

Ladies and Gentlemen:

         Reference is made to the Credit Agreement dated as of March 22, 2000 (as extended, renewed, amended or restated from time to time, the "5-Year Credit Agreement"), among Albertson's, Inc. (the "Company"), the Banks party thereto, the Co-Agents party thereto, and Bank of America, N.A., as Agent for the Banks (the "Agent"). Capitalized terms used herein have the meanings specified in the 5-Year Credit Agreement.

         In response to the Competitive Bid Request of the Company dated ___________ and in accordance with subsection 2.06(c)(ii) of the 5-Year Credit Agreement, the undersigned [Bank] [Designated Bidder] offers to make Bid Loan[s] thereunder in the following principal amounts[s], at the following interest rates and for the following Interest Period[s], with Interest Payment Dates as specified by the Company:

Date of Bid Borrowing:  _____________________

Aggregate Maximum Bid Amount:  $________________

Offer 1 (Maximum Bid Amount:  $________________)

Principal Amount $_______ Principal Amount $________ Principal Amount $_________
Interest:                    Interest:                  Interest:
[Absolute Rate __%]          [Absolute Rate __%]        [Absolute Rate __%]
Interest Period _________ Interest Period __________ Interest Period ___________





Offer 2 (Maximum Bid Amount:  $________________)
Principal Amount $________ Principal Amount $________ Principal Amount $________

Interest:                     Interest:                  Interest:
[Absolute Rate __%]           [Absolute Rate __%]        [Absolute Rate __%]
Interest Period __________ Interest Period ___________ Interest Period _________

Principal Amount $________ Principal Amount $________ Principal Amount $________
Interest:                     Interest:                  Interest:
[Absolute Rate __%]           [Absolute Rate __%]        [Absolute Rate __%]
Interest Period __________ Interest Period __________ Interest Period __________


                                             [NAME OF BANK/DESIGNATED BIDDER]

                                             By: _____________________
                                             Title: __________________

                                    EXHIBIT I

                           FORM OF COMMITTED LOAN NOTE

U.S. $___________________                                  Date: _______________

         FOR VALUE RECEIVED, the undersigned, Albertson's, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of _________________________ (the "Bank") the principal sum of ___________________
Dollars ($_____________) or, if less, the aggregate unpaid principal amount of all Committed Loans made by the Bank to the Company pursuant to the Credit Agreement, dated as of March 22, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "5-Year Credit Agreement"), among the Company, the Bank, the other financial institutions from time to time party thereto (the "Banks"), the Documentation Agent and the Syndication Agent party thereto, and Bank of America, N.A., as Agent for the Banks (the "Agent"), on the dates and in the amounts provided in the 5-Year Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Committed Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the 5-Year Credit Agreement.

         The Bank is authorized to endorse the amount of each Committed Loan, the date on which each Committed Loan is made, and each payment of principal with respect thereto on the schedule annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the 5-Year Credit Agreement and this Promissory Note (this "Note").

         This Note is one of the Committed Loan Notes referred to in, and is entitled to the benefits of, the 5-Year Credit Agreement, which 5-Year Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         Terms defined in the 5-Year Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

         This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                   ALBERTSON'S, INC.

                                   By:
                                   Title:


                                    SCHEDULE
                            to Committed Loan Note


     Date Loan Disbursed             Amount of Loan             Principal Payment           Date Principal Paid
------------------------------- -------------------------- ---------------------------- ----------------------------
------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

------------------------------- -------------------------- ---------------------------- ----------------------------

                                    EXHIBIT J

                              FORM OF BID LOAN NOTE

                                                          Date: ________________

         FOR VALUE RECEIVED, the undersigned, Albertson's, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of _________________________ (the "Bank") the aggregate unpaid principal amount of all Bid Loans made by the Bank to the Company pursuant to the Credit Agreement, dated as of March 22, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "5-Year Credit Agreement"), among the Company, the Bank, the other financial institutions from time to time party thereto (the "Banks"), the Co-Agents party thereto, and Bank of America, N.A., as Agent for the Banks (the "Agent"), on the dates and in the amounts provided in the 5-Year Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Bid Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the 5-Year Credit Agreement.

         The Bank is authorized to endorse the amount of and the date on which each Bid Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the 5-Year Credit Agreement and this Promissory Note (this "Note").

         This Note is one of the Bid Loan Notes referred to in, and is entitled to the benefits of, the 5-Year Credit Agreement, which 5-Year Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         Terms defined in the 5-Year Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

         This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                   ALBERTSON'S, INC.

                                   By:  ______________________________
                                   Title: ____________________________



                                    SCHEDULE
                                to Bid Loan Note


  Date Loan Disbursed       Amount of Loan          Maturity Date        Principal Payment     Date Principal Paid
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

                                    EXHIBIT K

                          FORM OF DESIGNATION AGREEMENT

                              Dated ______________


                  Reference is made to the Credit Agreement dated as of March 22, 2000 (as extended, renewed, amended or restated from time to time, the "5-Year Credit Agreement") among _______________________ (the Company"), the Banks party thereto, the Co-Agents party thereto, and Bank of America, N.A., as Agent for the Banks (the "Agent"). Capitalized terms used herein have the meanings specified in the 5-Year Credit Agreement.

_________________  (the "Designator") and  ___________________  the ("Designee")
agree as follows:

     1. The Designator hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Bid Loans pursuant to Section
2.06 of the 5-Year Credit Agreement.

     2. The Designator makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the 5-Year Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the 5-Year Credit Agreement or any other instrument or document furnished pursuant thereto or (ii) the financial condition of the Company or the performance or observance by the Borrower of any of its obligations under the 5-Year Credit Agreement or any other instrument or document furnished pursuant thereto.

     3. The Designee (i) confirms that it has received a copy of the 5-Year Credit Agreement, together with copies of the financial statements referred to in Section 5.10 or Section 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, the Designator or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the 5-Year Credit Agreement; (iii) confirms that it is an entity qualified to be a Designated Bidder; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the 5-Year Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the 5-Year Credit Agreement are required to be performed by it as a Designated Bidder; (vi) agrees to and accepts all duties, obligations and responsibilities of a Bank set forth in Article IX of the 5-Year Credit Agreement and confirms that said Article shall otherwise apply to the Designated Bidder as if it were a Bank named therein; and (vii) specifies as its Lending Office with respect to Bid Loans (and address for notices) the offices set forth beneath its name on the signature page hereof.

     4. Following the execution of this Designation Agreement by the Designator and its Designee, it will be delivered to the Agent for acceptance by the Agent.

The effective date of this Designation Agreement shall be the date of acceptance thereof by the Agent (the "Effective Date").

     5. Upon such acceptance and recording by the Agent, as of the Effective Date, the Designee shall be a party to the 5-Year Credit Agreement as a "Designated Bidder" with a right to make Bid Loans pursuant to Section 2.06 of the 5-Year Credit Agreement and the rights and obligations of a Designated Bidder related thereto.

     6. THIS DESIGNATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Designation Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  [NAME OF DESIGNATOR]

                                  By:
                                  Title:


                                  [NAME OF DESIGNEE]

                                  By:
                                  Title:


Lending Office(s) (and address for notices):


Attn.:
Tel.:
Fax:

Attn.:
Tel.:
Fax:

Accepted [as of] the ___ day of ____________, _______

BANK OF AMERICA, N.A., as Agent
and Swingline Bank

By:

Title:

                                    EXHIBIT L

                      FORM OF COMMITMENT INCREASE AGREEMENT


Date: ___________________
Bank of America, N.A.,
   as Agent and as a Bank


Ladies and Gentlemen:

     We refer to the Credit Agreement dated as of March 22, 2000 (as extended, renewed, amended or restated from time to time, the "5-Year Credit Agreement") among Albertson's, Inc. (the Company"), the Banks party thereto, the Co-Agents party thereto, and Bank of America, N.A., as Agent for the Banks (the "Agent"). Terms defined in the 5-Year Credit Agreement are used herein as therein defined.

     This  Commitment  Increase  Agreement  is made and  delivered  pursuant  to
Section 2.18 of the 5-Year Credit Agreement.

     Subject to the terms and conditions of Section 2.18 of the 5-Year Credit Agreement, _______________________________ (the "Increasing Bank") will increase its Commitment to an amount equal to $___________, on the Increased Commitment Date applicable to it. The Increasing Bank hereby confirms and agrees that with effect on and after such Increased Commitment Date, the Commitment of the Increasing Bank shall be increased to the amount set forth above, and the Increasing Bank shall have all of the rights and be obligated to perform all of the obligations of a Bank under the 5-Year Credit Agreement with a Commitment in the amount set forth above.

     Effective on the Increased Commitment Date applicable to it, the Increasing Bank (i) accepts and assumes from the assigning Bank(s), without recourse, such assignment of Loans as shall be necessary to effectuate the adjustments in the Pro Rata Shares of the Banks contemplated by Section 2.18 of the 5-Year Credit Agreement, and (ii) agrees to fund on such Increased Commitment Date such assumed amounts to the Agent for the account of the assigning Banks in accordance with the provisions of the 5-Year Credit Agreement, in the amount notified to the Increasing Bank by the Agent.

     This Commitment Increase Agreement shall constitute a Loan Document under the 5-Year Credit Agreement.

     THIS COMMITMENT INCREASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Increasing Bank has caused this Commitment Increase Agreement to be duly executed and delivered in _____________, ______________, by its proper and duly authorized officer as of the day and year first above written.

                                      [INCREASING BANK]


                                      By:  ___________________________

                                      Title:  ________________________

CONSENTED TO as of _________:

ALBERTSON'S, INC.

By:

Title:

ACKNOWLEDGED AND CONSENTED TO as of ____________:

BANK OF AMERICA, N.A.,
as Agent

By:

Title:

                                    EXHIBIT M

                           FORM OF NEW BANK AGREEMENT


Date: ___________________

Bank of America, N.A.
as Agent


Ladies and Gentlemen:

         We refer to the Credit Agreement dated as of March 22, 2000 (as extended, renewed, amended or restated from time to time, the "5-Year Credit Agreement") among Albertson's, Inc. (the Company"), the Banks party thereto, the Co-Agents party thereto, and Bank of America, N.A., as Agent for the Banks (the "Agent"). Terms defined in the 5-Year Credit Agreement are used herein as therein defined.

         This New Bank Agreement is made and delivered pursuant to Section 2.18 of the 5-Year Credit Agreement.

         Subject to the terms and conditions of Section 2.18 of the 5-Year Credit Agreement, _________________________ (the "New Bank") will become a party to the 5-Year Credit Agreement as a Bank, with a Commitment equal to $___________, on the Increased Commitment Date applicable to it. The New Bank hereby confirms and agrees that with effect on and after such Increased Commitment Date, the New Bank shall be and become a party to the 5-Year Credit Agreement as a Bank and have all of the rights and be obligated to perform all of the obligations of a Bank thereunder with a Commitment in the amount set forth above.

         Effective on the Increased Commitment Date applicable to it, the New Bank (i) accepts and assumes from the assigning Bank(s), without recourse, such assignment of Loans as shall be necessary to effectuate the adjustments in the Pro Rata Shares of the Banks contemplated by Section 2.18 of the 5-Year Credit Agreement, and (ii) agrees to fund on such Increased Commitment Date such assumed amounts to the Agent for the account of the assigning Bank(s) in accordance with the provisions of the 5-Year Credit Agreement, in the amount notified to the New Bank by the Agent.

         The following administrative details apply to the New Bank:

         (A)      Lending Office(s):

                 Bank name:
                 Address:

                 Attention:
                 Telephone:              (    )
                                         ------
                 Facsimile:              (    )
                                         ------

                 Bank name:
                 Address:



                 Attention:
                 Telephone:              (    )
                                         ------
                 Facsimile:              (    )
                                         ------

         (B)      Notice Address:
                  --------------

                 Bank name:
                 Address:



                 Attention:
                 Telephone:              (    )
                                         ------
                 Facsimile:              (    )
                                         ------

         (C)      Payment Instructions:
                  --------------------

                 Account No.:
                 At:



                 Reference:
                 Attention:

         This New Bank Agreement shall constitute a Loan Document under the 5-Year Credit Agreement.

         THIS NEW BANK AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the New Bank has caused this New Bank Agreement to be duly executed and delivered in _____________, ______________, by its proper and duly authorized officer as of the day and year first above written.

                                    [NEW BANK]


                                     By:  ___________________________

                                     Title:  ________________________

CONSENTED TO as of ___________:

ALBERTSON'S, INC.

By:

Title:

ACKNOWLEDGED AND CONSENTED TO as of _________:

BANK OF AMERICA, N.A.,
as Agent and Swingline Bank
By:

Title: